Information   contained  herein  is  subject  to  completion  or  amendment.   A
registration statement relating to these securities has been filed with the Securities and Exchange Commission. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This preliminary prospectus supplement shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such State.

                   Subject to Completion Dated May 29, 1997
                                                               Version I-B
Prospectus Supplement
(to Prospectus dated ____________, 199__)

Residential Funding Mortgage Securities II, Inc.
Depositor

RESIDENTIAL FUNDING CORPORATION
Master Servicer

Home Equity Loan Pass-Through Certificates, Series 199_-_

$__________      ____%  Class A-1 Certificates   $   0 Variable Rate (2)
$__________      ____%  Class A-2 Certificates   $      ____%
_________      ____%  Class A-3 Certificates
$__________  0% (1) Class A-4 Certificates   $__________       ____%
Class A-5 Certificates
      Class R Certificates
      Class M Certificates
          (1) The Class A-4 Certificates will be Principal Only Certificates and will not be entitled to received distributions of interest.

          (2) Based on the Notional Amount (as described herein under "Description of the Offered Certificates--Interest Distributions"). The Class A-5 Certificates will be Stripped Interests Certificates and will not be entitled to receive distributions of principal. ----------------------

The  Series   [199_-_]   Home  Equity  Loan   Pass-Through   Certificates   (the
"Certificates") will include (i) six classes of senior certificates (collectively, the "Senior Certificates"): Class A-1, Class A-2, Class A-3, Class A-4 (the "Principal Only Certificates"), Class A-5 (the "Stripped Interests Certificates") and Class R (the "Residual Certificates"); and (ii) two classes of subordinate certificates: the Class M Certificates and the Class B Certificates (collectively, the "Subordinate Certificates"). Only the Senior Certificates and the Class M Certificates (collectively, the "Offered Certificates") are being offered hereby.
                          (continued on following page)
                                                    ----------------------

PROCEEDS OF THE ASSETS IN THE TRUST FUND ARE THE SOLE SOURCE OF PAYMENTS ON THE OFFERED CERTIFICATES. THE OFFERED CERTIFICATES DO NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE CORPORATION ("GMAC MORTGAGE") OR ANY OF THEIR AFFILIATES. NEITHER THE OFFERED CERTIFICATES NOR THE UNDERLYING MORTGAGE LOANS ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY OR BY THE COMPANY, THE MASTER SERVICER, GMAC MORTGAGE OR ANY OF THEIR AFFILIATES. ----------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE "COMMISSION") OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS SUPPLEMENT OR THE PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
----------------------

          THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL. ----------------------

For  a  discussion  of  significant   matters   affecting   investments  in  the
Certificates, see "Risk Factors," which begins on page S- 23.

___________________________ (the "Underwriter") intends to make a secondary market in the Offered Certificates [(other than the [Principal Only Certificates], [Stripped Interest Certificates], Residual Certificates and Class M Certificates)], but has no obligation to do so. There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The Offered Certificates will not be listed on any securities exchange.

The Offered Certificates will be purchased from the Company by the Underwriter and will be offered by the Underwriter from time to time to the public, directly or through dealers, in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Company from the sale of the Offered Certificates will be equal to ____% of the initial aggregate principal balance of the Offered Certificates, plus accrued interest thereon from __________ 1, 19__ (the "Cut-off Date"), net of any expenses payable by the Company to the Underwriter and any dealer. The Offered Certificates are offered by the Underwriter subject to prior sale, when, as and if delivered to and accepted by the Underwriter and subject to certain other conditions. The Underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Offered Certificates will be made on or about __________, 199_ [at the office of ________________________________________] [through the facilities of The
Depository Trust Company] against payment therefor in immediately available funds.

[The Principal Only Certificates, Stripped Interests Certificates, Residual Certificates and Class M Certificates may be offered by the Company from time to time to the public, either directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices to be determined at the time of sale[, except that a de minimis portion of the Residual Certificate will be held by Residential Funding and such portion is not offered hereby]. [Proceeds to the Company from the sale of the Principal Only Certificates, Stripped Interest Certificates, Residual Certificates or Class M Certificates will be equal to the purchase price paid by the purchaser thereof, net of any expenses payable by the Company and any compensation payable to any underwriter or agent.]

[Name of Underwriter]
The date of this Prospectus Supplement is _________ __, 199_.

(continued from previous page)

See "Index of Principal Definitions" in the Prospectus for meanings of capitalized terms and acronyms not otherwise defined herein.

It is a condition to the issuance of the Offered Certificates that the Senior Certificates and the Class M Certificates be rated "___" and "___", respectively, by ____________ and "___" and "___", respectively, by ____________. The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

The Senior Certificates in the aggregate and the Class M Certificates will evidence initial undivided interests of approximately ____% and ____%, respectively, in a trust fund (the "Trust Fund") consisting primarily of a pool of [[fixed] [adjustable] rate [conventional] one- to four-family, first or second lien home equity mortgage loans (the "Mortgage Loans")] to be deposited by Residential Funding Mortgage Securities II, Inc. (the "Company") into the Trust Fund. See "Description of the Trust Fund" herein. The rights of the holders of the Class M Certificates and the Class B Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Senior Certificates; in addition, the rights of the holders of the Class B Certificates to receive distributions with respect to the Mortgage Loans will be subordinate to the rights of the holders of the Class M Certificates. See "Description of the Offered Certificates--Allocation of Losses; Subordination" herein.

A "real estate mortgage investment conduit" (a "REMIC") election will be made in connection with the Trust Fund for federal income tax purposes. Each class of Offered Certificates (other than the Residual Certificates) will constitute "regular interests" and the Residual Certificates will constitute "residual interests" in the REMIC. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.

Distributions on the Offered Certificates will be made on the __th day of each month (or, if such day is not a business day, the next business day), commencing on __________, 199_. As described herein under "Description of the Offered
Certificates--Interest Distributions," interest distributions on the Offered Certificates (other than the Principal Only Certificates) will be based on the Certificate Principal Balance or the Notional Amount thereof and the then-applicable Pass-Through Rate thereof, which will be variable for the Stripped Interests Certificates and fixed for all other classes of Certificates. Distributions in respect of principal will be allocated among the various classes of the Offered Certificates as described herein under "Description of the Offered Certificates--Principal Distributions on the Senior Certificates" and "-- Principal Distributions on the Class M Certificates."

The yield to maturity on the Offered Certificates will depend on the rate of payment of principal (including prepayments, defaults and liquidations) on the Mortgage Loans. The yield to maturity on the Class M Certificates will be extremely sensitive to losses due to defaults on the Mortgage Loans (and the timing thereof), to the extent losses are not covered by the Class B Certificates. The yield to investors on the Offered Certificates will be adversely affected by any shortfalls in interest collected on the Mortgage Loans due to prepayments, liquidations or as set forth under "Description of the Offered Certificates--Interest Distributions". Shortfalls in interest collected on the Mortgage Loans due to prepayments in full will be offset by the Master Servicer to the extent described herein under "Description of the Offered Certificates--Interest Distributions." The yield to investors on the Stripped Interests Certificates will be [extremely] sensitive to the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans, which rate may fluctuate significantly over time. A rapid rate of principal payments on the Mortgage Loans could result in the failure of investors in the Stripped Interests Certificates to recover their initial investments. Because amounts payable with respect to the Principal Only Certificates are derived only from principal payments on the Mortgage Loans with Net Mortgage Rates that are lower than ____%, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal on such Mortgage Loans. See "Summary--Special Prepayment Considerations" and "--Special Yield Considerations," and "Certain Yield and Prepayment Considerations" herein and "Yield Considerations" in the Prospectus.
----------------------

THE CERTIFICATES OFFERED BY THIS PROSPECTUS SUPPLEMENT CONSTITUTE PART OF A SEPARATE SERIES OF CERTIFICATES BEING OFFERED BY THE COMPANY PURSUANT TO ITS PROSPECTUS DATED __________ __, 199_, OF WHICH THIS PROSPECTUS SUPPLEMENT IS A PART AND WHICH ACCOMPANIES THIS PROSPECTUS SUPPLEMENT. THE PROSPECTUS CONTAINS IMPORTANT INFORMATION REGARDING THIS OFFERING NOT CONTAINED HEREIN AND PROSPECTIVE INVESTORS ARE URGED TO READ THE PROSPECTUS AND THIS PROSPECTUS SUPPLEMENT IN FULL. SALES OF THE OFFERED CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE PURCHASER HAS RECEIVED BOTH THIS PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.
                                              ----------------------

UNTIL [_____ __, 199_ (90 DAYS AFTER THE DATE OF THIS PROSPECTUS SUPPLEMENT)], ALL DEALERS EFFECTING TRANSACTIONS IN THE OFFERED CERTIFICATES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS SUPPLEMENT AND THE PROSPECTUS TO WHICH IT RELATES. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS SUPPLEMENT AND PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS. ----------------------
[IN CONNECTION WITH THIS OFFERING, THE UNDERWRITER MAY OVER-ALLOT OR EFFECT TRANSACTIONS WHICH STABILIZE OR MAINTAIN THE MARKET PRICE OF THE OFFERED CERTIFICATES AT A LEVEL ABOVE THAT WHICH MIGHT OTHERWISE PREVAIL IN THE OPEN MARKET, SUCH STABILIZATION, IF COMMENCED, MAY BE DISCONTINUED AT ANY TIME.]

                                                               SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the Prospectus. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the Prospectus. See "Index of Principal Definitions" in the Prospectus.

Title of Securities.....Mortgage Pass-Through Certificates, Series [199_-_]
                        (the "Certificates").

Company.................Residential Funding Mortgage Securities II, Inc., a
                        corporation organized under the laws of the State of Delaware, an affiliate of Residential Funding Corporation ("Residential Funding"), which is an indirect wholly-owned subsidiary of GMAC
                        Mortgage.  See "The Company" in the Prospectus.

Master Servicer.........Residential Funding Corporation (the "Master
                        Servicer"), an affiliate of the Company and an indirect wholly-owned subsidiary of GMAC
                        Mortgage.  See "Pooling and Servicing
                        Agreement--The Master Servicer" herein and
                        "Residential Funding Corporation" in the Prospectus.

Trustee.................               , a [national bank] [[state bank] [trust
                        ------------------
                        company] organized under the laws of __________]
                        (the "Trustee"). See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.

Cut-off Date............____________ 1, 199_ (the "Cut-off Date").

Delivery Date...........On or about ____________, 19__ (the "Delivery
                        Date").

Distribution Date.......The [25th] day of each month (or, if such day is not a business day, the next business day), beginning on ________ __, 199_, (each, a "Distribution Date").

The Mortgage Pool......
The Certificates, in the aggregate, will evidence the entire beneficial interest in the Trust Fund which consists of a pool of [fixed] [adjustable] rate [fully amortizing level monthly payment mortgage loans] [conventional] [simple interest mortgage loans providing for substantially equal monthly payments] [balloon loans] (the "Mortgage Loans") secured by first or second liens on one- to four-family residential properties (the "Mortgaged Properties") and related property with an aggregate principal balance of $__________. ____% of the Mortgage Loans are secured by second liens, and ____% of the Mortgage Loans are secured by first liens. The Mortgage Loans will be conveyed to the Trust Fund by the Company pursuant to the Pooling and Servicing Agreement (as defined herein). [The Mortgage Loans are ARM Loans (as described in the Prospectus under "The Trust Fund--The Mortgage Loans") with Mortgage Rates based on __________ (the "Index").] See "Description of the Mortgage Pool" herein.


The Mortgage Properties have individual principal balances at origination of at least $__________, but not more than $__________, with an average principal balance at origination of approximately $__________. The Mortgage Loans have terms to maturity from the date of origination or modification of not more than ____ years, and a weighted average remaining term to maturity of approximately
____ months as of the Cut-off Date. The Mortgage Loans will bear interest at Mortgage Rates that range from ____% to ____% per annum as of the Cut-off Date, with a weighted average Mortgage Rate of approximately ____% per annum as of the Cut-off Date. [Approximately ____% of the Mortgage Loans will be refinance Mortgage Loans.] The Mortgage Loans were purchased by the Company[, through [Residential Funding] [affiliates,]] from [____ sellers unaffiliated with the Company] [GMAC Mortgage, an indirect parent of the Company, and its affiliates]. [[All][____%] of the Mortgage Loans were purchased by the Company indirectly through [Residential Funding][affiliates], from [___ sellers] [_______] ([each, a] [the] "Mortgage Loans Seller"). [INSERT OTHER CHARACTERISTICS AS APPROPRIATE] See "Description of the Mortgage Pool" herein and "The Trust Funds" in the Prospectus.

The Offered Certificates..
 .The Senior  Certificates  in the  aggregate and the Class M  Certificates  will
evidence  initial  undivided   interests  of  approximately   ____%  and  ____%,
respectively, in the Trust Fund. The Certificates will have the following Pass-Through Rates, Certificate Principal Balances and other features as of the Cut-off Date:

                                          Aggregate Initial
                                             Certificate
                           Pass-Through       Principal
Designation     Type            Rate           Balance      Features           Initial Ratings

Class A-1   Senior      [____]%      $[ ___________.__]Accretion Directed[___]    [___]  [___]
Class A-2   Senior      [____]%      $[ ___________.__]Accretion Directed[___]    [___]  [___]
Class A-3   Senior      [____]%      $[ ___________.__]Accrual           [___]    [___]  [___]
Class A-4   Senior      0.00%        $[ ___________.__]Principal Only    [___]    [___]  [___]
Class A-5   Senior    Variable Rate  $      0.00       Stripped Interests[___]    [___]  [___]
Class R     Senior      [____]%      $[ ___________.__]Residual          [___]    [___]  [___]
Class M     Mezzanine   [____]%      $[ ___________.__]Mezzanine         [___]    [___]  [___]
Class B     Subordinate [____]%      $[ ___________.__]Subordinate       [___]    [___]  [___]


[Certificate Registration.....
The Senior Certificates, (other than the [Principal Only, Stripped Interests and Residual Certificates]) will be represented by one or more certificates registered in the name of Cede & Co., as nominee of The Depository Trust Company ("DTC"). No person acquiring an interest in the Senior Certificates, (other than the [Principal Only, Stripped Interests and Residual Certificates]) will be entitled to receive a Certificate of such class in fully registered, certificated form except under the limited circumstances described in the Prospectus under "Description of the Certificates--Form of Certificates." The [Principal Only, Stripped Interests, Residual and Class M Certificates] will be offered in fully registered, certificated form. See "Description of the Certificates--Form of Certificates" in the Prospectus.]

Pass-Through Rates on
  the Offered Certificates....
The Pass-Through Rates on all classes of the Offered Certificates (other than the Principal Only Certificates, which are not entitled to distributions of interest, and the Stripped Interests Certificates) are the fixed rates set forth above.
On each Distribution Date, the Pass-Through Rate on the Stripped Interests Certificates will equal the weighted average of the Pool Strip Rates on each Mortgage Loan with a Net Mortgage Rate in excess of ____% per annum. The "Pool Strip Rate" on each Mortgage Loan is equal to the Net Mortgage Rate thereon minus ____%. The "Net Mortgage Rate" on each Mortgage Loan is equal to the Mortgage Rate thereon minus the rate per annum at which the related servicing fee accrues (the "Servicing Fee Rate"). The Pool Strip Rates on the Mortgage Loans range from ____% to ____% per annum. The initial Pass-Through Rate on the Stripped Interests Certificates is approximately ____% per annum. The Stripped Interests Certificates have no Certificate Principal Balance and will accrue interest at the then-applicable Pass-Through Rate on the Notional Amount. The "Notional Amount" of the Stripped Interests Certificates as of any date of determination will be equal to the aggregate Certificate Principal Balance of the Certificates of all classes as of such date.

[The Pass-Through Rate applicable to the Offered Certificates for any Distribution Date will equal the weighted average of the Net Mortgage Rates on the Mortgage Loans as of the Due Date in the month preceding the month in which such Distribution Date occurs. The Net Mortgage Rate with respect to each Mortgage Loan as of the Cut-off Date will be set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement. As of the Cut-off Date, the weighted average Net Mortgage Rate is [______]% per annum. The Net Mortgage Rate on each Mortgage Loan will be adjusted on each Adjustment Date to equal the Index (rounded to the nearest multiple of [_____]%) plus a fixed percentage per annum for each Mortgage Loan as set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement (the "Note Margin"), subject to the Periodic Rate Cap, Maximum Net Mortgage Rate and Minimum Net Mortgage Rate (each as defined herein) for such Mortgage Loan. The Note Margins for the Mortgage Loans will be at least [____]% per annum but not more than [____]% per annum as of the Cut-off Date, with an initial weighted average Note Margin of [______]% per annum. The Net Mortgage Rate on each Converted Mortgage Loan remaining in the Mortgage Pool will equal the Mortgage Rate thereon less [____]% per annum.] [The Pass-Through Rate on the Offered Certificates on the first Distribution Date will be [______]% per annum, and is expected to change thereafter because the weighted average of the Net Mortgage Rates is expected to change for succeeding Distribution Dates.] See "Description of the Offered Certificates--Interest Distributions" herein.

The Class B Certificates...
The Class B Certificates have an aggregate initial Certificate Principal Balance of approximately $__________, evidencing an initial undivided interest of approximately ____% in the Trust Fund, and a Pass-Through Rate of ____% per annum. The Class B Certificates are not being offered hereby. [The Company expects that the Class B Certificates will be privately placed directly or indirectly with one or more institutional investors.]

[Accrual Certificates..... The Accrual Certificates have an initial Certificate
                           Principal Balance of $___________ and a Pass-Through Rate equal to ____% per annum.]

Interest Distributions..
Holders of each class of Offered Certificates (the "Certificateholders") (other than the holders of the Principal Only Certificates) will be entitled to receive distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date (i) in the case of each class of Senior Certificates, to the extent of the Available Distribution Amount (as defined herein under "Description of the Offered Certificates--Available Distribution Amount") for such Distribution Date except as otherwise set forth herein (in the aggregate, the "Senior Interest Distribution Amount") and (ii) in the case of the Class M Certificates, to the extent of the Available Distribution Amount for such Distribution Date after (a) distributions of interest and principal to the holders of the Senior Certificates and (b) reimbursement of certain Advances (as defined herein) to the Master Servicer.

With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Principal Only Certificates and the Stripped Interests Certificates), one month's interest accrued on the Certificate Principal Balance of such class, at the Pass-Through Rate on such class, and (b) in the case of the Stripped Interests Certificates, one month's interest accrued on the Notional Amount thereof at the Pass-Through Rate on such class for such Distribution Date; in each case less any interest shortfalls not covered with respect to such class by Subordination (as defined herein) or by the Master Servicer (as described below), including any Prepayment Interest Shortfall (as defined herein), to the extent allocated thereto for such Distribution Date. The Principal Only Certificates are not entitled to receive any distribution of interest.

See "Description of the Offered Certificates--Interest Distributions" herein. Principal Distributions

 .................................
On each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed, holders of the Principal Only Certificates will be entitled to receive a distribution allocable to principal (the "Class A-4 Principal Distribution Amount") that will include (i) the applicable Discount Fraction (as defined below) of scheduled principal payments due on or, after the Credit Support Depletion Date, received with respect to each item of Discount Mortgage Loans (as defined below), (ii) the applicable Discount Fraction of the principal portion of any unscheduled collections (other than those received in connection with a Final Disposition described in clause (iii) below) on each item of Discount Mortgage Loans, including prepayments, repurchases, Liquidation Proceeds and Insurance Proceeds, to the extent applied as recoveries of principal, and (iii) in connection with the Final Disposition (as defined herein) of an item of Mortgage Loans that occurs prior to the Credit Support Depletion Date and that did not result in any Excess Special Hazard Losses, Excess Bankruptcy Losses, Excess Fraud Losses or Extraordinary Losses (each as defined herein), an amount equal to the applicable Discount Fraction of the Stated Principal Balance of such item of Discount Mortgage Loans, subject to the limitations set forth herein. See "Description of the Offered Certificates--Principal Distributions on the Senior Certificates" herein.

     "Discount Mortgage Loans" is any Mortgage Loan with a Net Mortgage Rate less than [____]%. With respect to each item of Discount Mortgage Loans, the "Discount Fraction" thereof is equal to a fraction the numerator of which is [____]% minus the Net Mortgage Rate for such Mortgage Loan and the denominator of which is [____]%. The Mortgage Loans that do not constitute Discount Mortgage Loans are referred to herein as the "Non-Discount Mortgage Loans." See "Description of the Offered Certificates--General" herein.

     On each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount and Class A-4 Principal Distribution Amount are distributed, holders of the Senior Certificates (other than Principal Only Certificates and the Stripped Interests Certificates) will be entitled to receive a distribution allocable to principal in the manner and priority set forth herein. See "Description of the Offered Certificates--Principal Distributions on the Senior Certificates" herein. Distributions in respect of principal of the Senior Certificates on any Distribution Date will be allocated to the classes then entitled to such distributions, as described herein. See "--Special Prepayment Considerations" and "--Special Yield Considerations" and "Certain Yield and Prepayment Considerations" herein. The Stripped Interests Certificates will not receive any principal distributions.

     On each Distribution Date, holders of the Class M Certificates will be entitled to receive a distribution of principal to the extent of the portion of the Available Distribution Amount remaining after (i) distributions in respect of interest and principal to the holders of the Senior Certificates, (ii) reimbursements for certain Advances to the Master Servicer, and (iii) distributions in respect of interest to the holders of the Class M Certificates. Such principal distributions will be be made to the Class M Certificates in the respective amounts described herein. See "Description of the Offered Certificates--Principal Distributions on the Class M Certificates" herein.
[Advances........ The Master Servicer is required to make advances
                  ("Advances") in respect of delinquent payments of principal and interest on the Mortgage Loans subject to the limitations described herein. See "Description of the Offered Certificates--Advances" herein.]

Allocation of Losses;  Subordination....................
Subject to the limitations set forth below, Realized Losses (as defined herein) on the Mortgage Loans will be allocated as follows: first, to the Class B Certificates; second, to the Class M Certificates, in each case, until the Certificate Principal Balance of each such class has been reduced to zero; and thereafter, if any such Realized Loss is on Discount Mortgage Loans, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Loss, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans to the remaining classes of Senior Certificates on a pro rata basis, as described herein under "Description of the Offered Certificates--Allocation of Losses; Subordination." The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to the Class M Certificates by the Class B Certificates will cover Realized Losses on the Mortgage Loans that are Defaulted Mortgage Losses, Fraud Losses, Bankruptcy Losses and Special Hazard Losses up to the limits set forth below. The aggregate amounts of Realized Losses which may be allocated by means of Subordination to cover Fraud Losses, Bankruptcy Losses and Special Hazard Losses Defaulted Mortgage Losses, are initially limited to $[_________], $[________] and $[_________], respectively.] [All of the foregoing amounts are subject to periodic reduction as described herein under "Description of the Offered Certificates--Allocation of Losses; Subordination" and may be further reduced.]

                                                        If    the    Certificate
                                                        Principal   Balances  of
                                                        the Class B Certificates
                                                        and Class M Certificates
                                                        are reduced to zero, all
                                                        additional        losses
                                                        (including,      without
                                                        limitation,          all
                                                        Defaulted       Mortgage
                                                        Losses,  Special  Hazard
                                                        Losses, Fraud Losses and
                                                        Bankruptcy  Losses) will
                                                        be  allocated  among the
                                                        Senior  Certificates pro
                                                        rata,   as  more   fully
                                                        described  herein.   See
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Allocation
                                                        of               Losses;
                                                        Subordination."

                                                        In addition, any Special
                                                        Hazard   Losses,   Fraud
                                                        Losses  and   Bankruptcy
                                                        Losses  in excess of the
                                                        respective   amounts  of
                                                        coverage   therefor  and
                                                        any Extraordinary Losses
                                                        on    any    items    of
                                                        Non-Discount    Mortgage
                                                        Loans will be  allocated
                                                        on  a  pro  rata   basis
                                                        among     the     Senior
                                                        Certificates (other than
                                                        the    Principal    Only
                                                        Certificates),  Class  M
                                                        Certificates and Class B
                                                        Certificates.        The
                                                        principal   portion   of
                                                        such  losses on items of
                                                        Discount  Mortgage Loans
                                                        will be allocated to the
                                                        Principal           Only
                                                        Certificates    in    an
                                                        amount   equal   to  the
                                                        related         Discount
                                                        Fraction  thereof,   and
                                                        the  remainder  of  such
                                                        losses    on    Discount
                                                        Mortgage  Loans  will be
                                                        allocated    among   the
                                                        remaining   Certificates
                                                        on a pro  rata  basis as
                                                        described   above.   See
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Allocation
                                                        of               Losses;
                                                        Subordination" herein.

                                                        Neither    the   Offered
                                                        Certificates   nor   the
                                                        Mortgage    Loans    are
                                                        insured or guaranteed by
                                                        any governmental  agency
                                                        or instrumentality or by
                                                        the Company,  the Master
                                                        Servicer,  GMAC Mortgage
                                                        or     any     affiliate
                                                        thereof.    See    "Risk
                                                        Factors--Limited
                                                        Obligations"    in   the
                                                        Prospectus.

[Optional Termination..
At its option, on any Distribution Date when the aggregate principal balance of the Mortgage Loans is less than ___% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, the Master Servicer or the Company may
(i) purchase all remaining Mortgage Loans from the Trust Fund and other assets thereof, and thereby effect early retirement of the Certificates or (ii)
purchase in whole, but not in part, the Certificates. See "The Pooling and Servicing Agreement--Termination" herein and "The Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus.]
Special Prepayment

   Considerations.......................................
The rate of principal payments on the Offered Certificates, collectively, will depend on the rate and timing of principal payments (including prepayments, defaults and liquidations) on the Mortgage Loans. As is the case with mortgage-backed securities generally, the Offered Certificates are subject to substantial inherent cash-flow uncertainties because any of the Mortgage Loans may be prepaid at any time. Generally, when prevailing mortgage interest rates are increasing, prepayment rates on mortgage loans tend to decrease, resulting in a reduced return of principal to investors at a time when reinvestment at such higher prevailing rates would be desirable. Conversely, when prevailing mortgage interest rates are declining, prepayment rates on mortgage loans tend to increase, resulting in a greater return of principal to investors at a time when reinvestment at comparable yields may not be possible. [In addition, since home equity loans are not generally viewed by borrowers as permanent financing, the Mortgage Loans may experience a higher rate of prepayments than traditional mortgage loans.] See "Certain Yield and Prepayment Considerations--General" herein.

[Certain types of Mortgage Loans included in the Trust Fund have characteristics that may make them more likely to default than other mortgage loans. Since a [significant portion] of the Mortgage Loans are secured by second deeds of trust or mortgages subordinate to the rights of the beneficiaries under the related first deeds of trust or mortgages, a decline in real estate values would adversely affect the position of the Trust Fund as a second beneficiary before having such an effect on that of the related first beneficiary. A primary risk to holders of Mortgage Loans secured by second liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related first lien to satisfy fully both the first lien and the Mortgage Loan. [ADDITIONAL CHARACTERISTICS OF MORTGAGE LOANS THAT MAY POSE INCREASED RISKS OF DEFAULT TO BE INSERTED AS NECESSARY.] [Such Mortgage Loans pose a greater risk of default and liquidation than might otherwise be expected by investors in the Certificates. See "Risk Factors" herein.]

                                                        The    multiple    class
                                                        structure of the Offered
                                                        Certificates  results in
                                                        the     allocation    of
                                                        prepayments        among
                                                        certain    classes    as
                                                        follows  [TO BE INCLUDED
                                                        AS APPROPRIATE]:

                                                        [Sequentially     paying
                                                        classes:  [All]  classes
                                                        of      the       Senior
                                                        Certificates are subject
                                                        to  various   priorities
                                                        for payment of principal
                                                        as   described    herein
                                                        under   "Description  of
                                                        the              Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior     Certificates.
                                                        Distributions on classes
                                                        having    an     earlier
                                                        priority of payment will
                                                        be immediately  affected
                                                        by    the     rate    of
                                                        prepayment     of    the
                                                        Mortgage  Loans early in
                                                        the life of the Mortgage
                                                        Pool.  Distributions  on
                                                        classes   with  a  later
                                                        priority of payment will
                                                        not be directly affected
                                                        by    the     rate    of
                                                        prepayment   until  such
                                                        time  as   principal  is
                                                        distributable   on  such
                                                        classes;   however,  the
                                                        timing  of  commencement
                                                        of             principal
                                                        distributions   and  the
                                                        weighted  average  lives
                                                        of such  classes will be
                                                        affected  by the rate of
                                                        prepayment   experienced
                                                        both  before  and  after
                                                        the    commencement   of
                                                        principal  distributions
                                                        on such classes.]

                                                        [Planned    Amortization
                                                        Class Certificates ("PAC
                                                        Certificates"):
                                                        Principal  distributions
                                                        on the PAC  Certificates
                                                        will   be   payable   in
                                                        amounts determined based
                                                        on      schedules     as
                                                        described  herein  under
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior    Certificates,"
                                                        provided  that  the rate
                                                        of   prepayment  of  the
                                                        Mortgage    Loans   each
                                                        month  remains   between
                                                        approximately  ____% SPA
                                                        (as defined  herein) and
                                                        ____% SPA.  However,  as
                                                        discussed herein, actual
                                                        principal  distributions
                                                        may be  greater  or less
                                                        than    the    described
                                                        amounts.  If the rate of
                                                        prepayment     of    the
                                                        Mortgage Loans is
                                                        consistently higher than
                                                        ____%   SPA,   then  the
                                                        Companion   Certificates
                                                        will be  retired  before
                                                        all    of    the     PAC
                                                        Certificates         are
                                                        retired, and the rate of
                                                        principal  distributions
                                                        and the weighted average
                                                        lives  of the  remaining
                                                        PAC  Certificates   will
                                                        become     significantly
                                                        more     sensitive    to
                                                        changes  in the  rate of
                                                        prepayment     of    the
                                                        Mortgage    Loans    and
                                                        principal  distributions
                                                        thereon   will  be  more
                                                        likely to  deviate  from
                                                        the described amounts.]

                                                        [Targeted   Amortization
                                                        Certificates       ("TAC
                                                        Certificates"):
                                                        Principal  distributions
                                                        on the TAC  Certificates
                                                        would  be   payable   in
                                                        amounts determined based
                                                        on      schedules     as
                                                        described  herein  under
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior Certificates," if
                                                        the  rate of  prepayment
                                                        of  the  Mortgage  Loans
                                                        were  to   remain  at  a
                                                        constant     level    of
                                                        approximately ____% SPA.
                                                        However,   as  discussed
                                                        herein, actual principal
                                                        distributions are likely
                                                        to   deviate   from  the
                                                        described       amounts,
                                                        because  it is  unlikely
                                                        that the actual  rate of
                                                        prepayment     of    the
                                                        Mortgage    Loans   each
                                                        month will  remain at or
                                                        near ____%  SPA.  If the
                                                        Companion   Certificates
                                                        are  retired  before all
                                                        of the TAC  Certificates
                                                        are retired, the rate of
                                                        principal  distributions
                                                        and the weighted average
                                                        lives  of the  remaining
                                                        TAC  Certificates   will
                                                        become     significantly
                                                        more     sensitive    to
                                                        changes  in the  rate of
                                                        prepayment     of    the
                                                        Mortgage   Loans,    and
                                                        principal  distributions
                                                        thereon   will  be  more
                                                        likely to  deviate  from
                                                        the described amounts.]

                                                        [Companion Certificates:
                                                        Because      of      the
                                                        application  of  amounts
                                                        available  for principal
                                                        distributions  among the
                                                        Senior  Certificates  in
                                                        any given  month,  first
                                                        to   the   [PAC]   [TAC]
                                                        Certificates  up to  the
                                                        described   amounts  and
                                                        then  to  the  Companion
                                                        Certificates,  the  rate
                                                        of             principal
                                                        distributions   and  the
                                                        weighted  average  lives
                                                        of     the     Companion
                                                        Certificates   will   be
                                                        extremely  sensitive  to
                                                        changes  in the  rate of
                                                        prepayment     of    the
                                                        Mortgage   Loans.    The
                                                        weighted  average  lives
                                                        of     the     Companion
                                                        Certificates   will   be
                                                        significantly       more
                                                        sensitive  to changes in
                                                        the  rate of  prepayment
                                                        than that of either  the
                                                        [PAC] [TAC] Certificates
                                                        or     a      fractional
                                                        undivided   interest  in
                                                        the Mortgage Loans.]

                                                        [Accrual Certificates: A
                                                        high rate of prepayments
                                                        on  the  Mortgage  Loans
                                                        could   result   in  the
                                                        reduction     of     the
                                                        Certificate    Principal
                                                        Balances  of the  Senior
                                                        Certificates (other than
                                                        the Accrual Certificates
                                                        and    Principal    Only
                                                        Certificates)   to  zero
                                                        (and the  occurrence  of
                                                        the            Accretion
                                                        Termination        Date)
                                                        earlier             than
                                                        anticipated. The accrual
                                                        of   interest   on   the
                                                        Accrual Certificates may
                                                        end and the reduction of
                                                        the          Certificate
                                                        Principal Balance of the
                                                        Accrual Certificates may
                                                        commence   earlier  than
                                                        anticipated.]

                                                        [Subordination features:
                                                        As   described    herein
                                                        under   "Description  of
                                                        the              Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior Certificates" and
                                                        "--Principal
                                                        Distributions   on   the
                                                        Class  M  Certificates,"
                                                        during  certain  periods
                                                        all         or         a
                                                        disproportionately large
                                                        percentage  of principal
                                                        prepayments    on    the
                                                        Mortgage  Loans  will be
                                                        allocated    among   the
                                                        Senior Certificates, and
                                                        during  certain  periods
                                                        no such  prepayments or,
                                                        relative  to the related
                                                        Class  M  Percentage,  a
                                                        disproportionately small
                                                        or large  percentage  of
                                                        such prepayments will be
                                                        distributed to the Class
                                                        M  Certificates.  To the
                                                        extent   that   no  such
                                                        prepayments          are
                                                        distributed on the Class
                                                        M   Certificates,    the
                                                        Subordination   afforded
                                                        to      the       Senior
                                                        Certificates    by   the
                                                        Class   M   Certificates
                                                        (together with the Class
                                                        B Certificates),  in the
                                                        absence  of   offsetting
                                                        Realized          Losses
                                                        allocated thereto,  will
                                                        be increased.]

                                                        See  "Description of the
                                                        Offered
                                                        Certificates--Principal
                                                        Distributions   on   the
                                                        Senior    Certificates,"
                                                        "--Principal
                                                        Distributions   on   the
                                                        Class  M   Certificates"
                                                        and  "Certain  Yield and
                                                        Prepayment
                                                        Considerations"  herein,
                                                        and     "Maturity    and
                                                        Prepayment
                                                        Considerations"  in  the
                                                        Prospectus.  For further
                                                        information    regarding
                                                        the effect of  principal
                                                        prepayments    on    the
                                                        weighted  average  lives
                                                        of      the      Offered
                                                        Certificates (other than
                                                        the  Stripped  Interests
                                                        Certificates),  see  the
                                                        table           entitled
                                                        "Percentage  of  Initial
                                                        Certificate      Balance
                                                        Outstanding    at    the
                                                        Following Percentages of
                                                        SPA" herein.

          Special Yield Considerations............................  The yield to maturity on each respective class of the Offered Certificates will depend on the rate and timing of principal payments (including payments due to prepayments, defaults and liquidations) on the Mortgage Loans and the allocation thereof (and of any losses on the Mortgage Loans) to reduce the Certificate Principal Balance or Notional Amount of such class, as well as other factors such as the Pass-Through Rate (and, in the case of the Stripped Interests Certificates, any adjustments thereto) and the purchase price for such Certificates. The yield to investors on any class of Offered Certificates may be adversely affected by any allocation thereto of Prepayment Interest Shortfalls on the Mortgage Loans, which shortfalls are expected to result from distribution of interest to the date of prepayment only (rather than a full month's interest) in connection with prepayments in full and the lack of any distribution of interest on the amount of any partial prepayments. Prepayment Interest Shortfalls resulting from principal prepayments in full in a calendar month will not adversely affect the yield to investors in the Offered Certificates to the extent such Prepayment Interest Shortfalls do not exceed the Servicing Fee for such month.

In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that originally anticipated.

The Senior Certificates were structured based on a number of assumptions, including a prepayment assumption of ____% SPA and weighted average lives corresponding thereto as set forth herein under "--Special Prepayment Considerations." The yield assumptions for the respective classes that are to be offered hereunder will vary as determined at the time of sale.

     The multiple class structure of the Offered Certificates causes the yield of certain classes to be particularly sensitive to changes in the rate of prepayment of the Mortgage Loans and other factors, as follows [TO BE INCLUDED AS APPROPRIATE]: [Principal Only

                                                        Certificates: Generally,
                                                        the amounts payable with
                                                        respect to the Principal
                                                        Only   Certificates  are
                                                        derived     only    from
                                                        principal   payments  on
                                                        the  Discount   Mortgage
                                                        Loans. As a result,  the
                                                        yield  on the  Principal
                                                        Only  Certificates  will
                                                        be adversely affected by
                                                        slower   than   expected
                                                        payments  of   principal
                                                        (including  prepayments,
                                                        defaults             and
                                                        liquidations)   on   the
                                                        Discount Mortgage Loans.
                                                        Because   the   Discount
                                                        Mortgage    Loans   have
                                                        lower Net Mortgage Rates
                                                        than  the   Non-Discount
                                                        Mortgage   Loans,    and
                                                        because   the   Mortgage
                                                        Loans   with  lower  Net
                                                        Mortgage    Rates    are
                                                        likely  to  have   lower
                                                        Mortgage   Rates,    the
                                                        Discount  Mortgage Loans
                                                        are generally  likely to
                                                        prepay at a slower  rate
                                                        than  the   Non-Discount
                                                        Mortgage   Loans.    See
                                                        "Certain    Yield    and
                                                        Prepayment
                                                        Considerations,"
                                                        especially  "--Principal
                                                        Only   Certificate   and
                                                        Stripped       Interests
                                                        Certificate        Yield
                                                        Considerations" herein.]

                                                        [Interest    strip   and
                                                        inverse floater classes:
                                                        The  yield to  investors
                                                        on   the    Class    [_]
                                                        Certificates   will   be
                                                        extremely  sensitive  to
                                                        the rate and  timing  of
                                                        principal   payments  on
                                                        the    Mortgage    Loans
                                                        (including  prepayments,
                                                        defaults             and
                                                        liquidations), which may
                                                        fluctuate  significantly
                                                        over time.  A rapid rate
                                                        of principal payments on
                                                        the Mortgage Loans could
                                                        result in the failure of
                                                        investors  in the  Class
                                                        [_]    Certificates   to
                                                        recover   their  initial
                                                        investments,    and    a
                                                        slower than  anticipated
                                                        rate    of     principal
                                                        payments on the Mortgage
                                                        Loans  could   adversely
                                                        affect   the   yield  to
                                                        investors  on the  Class
                                                        [_] Certificates.]

                                                        [Stripped      Interests
                                                        Certificates:         In
                                                        addition      to     the
                                                        foregoing,  the yield on
                                                        the  Stripped  Interests
                                                        Certificates   will   be
                                                        materially     adversely
                                                        affected  to  a  greater
                                                        extent  than the  yields
                                                        on  the   other   Senior
                                                        Certificates    if   the
                                                        Mortgage    Loans   with
                                                        higher   Mortgage  Rates
                                                        prepay  faster  than the
                                                        Mortgage    Loans   with
                                                        lower  Mortgage   Rates,
                                                        because  holders  of the
                                                        Stripped       Interests
                                                        Certificates   generally
                                                        have
                                                        rights   to   relatively
                                                        larger    portions    of
                                                        interest payments on the
                                                        Mortgage    Loans   with
                                                        higher   Mortgage  Rates
                                                        than on  Mortgage  Loans
                                                        with   lower    Mortgage
                                                        Rates.]

                                                        [Adjustable         rate
                                                        (including       inverse
                                                        floater)  classes:   The
                                                        yield on the  Class  [_]
                                                        Certificates   will   be
                                                        sensitive, and the yield
                                                        on   the    Class    [_]
                                                        Certificates   will   be
                                                        extremely sensitive,  to
                                                        fluctuations    in   the
                                                        level of the Index.  The
                                                        Pass-Through Rate on the
                                                        Class  [_]  Certificates
                                                        will   vary    inversely
                                                        with,  and at a multiple
                                                        of, the Index.]

                                                        [Inverse         floater
                                                        companion  classes:   In
                                                        addition      to     the
                                                        foregoing,  in the event
                                                        of    relatively     low
                                                        prevailing      interest
                                                        rates   (including   the
                                                        Index)  and   relatively
                                                        high rates of  principal
                                                        prepayments    over   an
                                                        extended  period,  while
                                                        investors     in     the
                                                        [identify        inverse
                                                        floater        companion
                                                        classes]   may  then  be
                                                        experiencing    a   high
                                                        current  yield  on  such
                                                        Certificates, such yield
                                                        may  be  realized   only
                                                        over a relatively  short
                                                        period,    and   it   is
                                                        unlikely    that    such
                                                        investors  would be able
                                                        to     reinvest     such
                                                        principal prepayments on
                                                        such  Certificates  at a
                                                        comparable yield.]

                                                        [Accrual   Certificates:
                                                        Interest      shortfalls
                                                        allocated to the Accrual
                                                        Certificates will reduce
                                                        the  amount  of  Accrued
                                                        Certificate     Interest
                                                        added to the Certificate
                                                        Principal        Balance
                                                        thereof and,  therefore,
                                                        will  reduce  the amount
                                                        of  interest  that  will
                                                        accrue in the  future on
                                                        such  Certificates  than
                                                        would  otherwise  be the
                                                        case     absent     such
                                                        shortfalls.      Because
                                                        Accrual Certificates are
                                                        not  entitled to receive
                                                        any   distributions   of
                                                        interest    until    the
                                                        Accretion    Termination
                                                        Date,     the    Accrual
                                                        Certificates will likely
                                                        experience greater price
                                                        and   yield   volatility
                                                        than would  pass-through
                                                        certificates  which  are
                                                        otherwise   similar  but
                                                        which  are  entitled  to
                                                        current distributions of
                                                        interest.]

                                                        [Certificates       with
                                                        Subordination  features:
                                                        The yield to maturity on
                                                        the Class M Certificates
                                                        will    be     extremely
                                                        sensitive  to losses due
                                                        to  defaults on Mortgage
                                                        Loans  (and  the  timing
                                                        thereof)    after    the
                                                        Certificate    Principal
                                                        Balance  of the  Class B
                                                        Certificates   has  been
                                                        reduced to zero, because
                                                        the  entire   amount  of
                                                        such   losses   will  be
                                                        allocable to the Class M
                                                        Certificates,         as
                                                        described herein under
                                                        "Description    of   the
                                                        Offered
                                                        Certificates--Allocation
                                                        of               Losses;
                                                        Subordination."
                                                        Furthermore,          as
                                                        described  herein  under
                                                        "Certain    Yield    and
                                                        Prepayment
                                                        Considerations,"     the
                                                        timing of the receipt of
                                                        principal  and  interest
                                                        by    the     Class    M
                                                        Certificates    may   be
                                                        adversely   affected  by
                                                        losses  on the  Mortgage
                                                        Loans even if such class
                                                        does not ultimately bear
                                                        such loss.]


                                                        [Residual  Certificates:
                                                        Holders of the  Residual
                                                        Certificates         are
                                                        entitled    to   receive
                                                        distributions         of
                                                        principal  and  interest
                                                        as   described    herein
                                                        under   "Description  of
                                                        the              Offered
                                                        Certificates--Interest
                                                        Distributions"       and
                                                        "--Principal
                                                        Distributions   on   the
                                                        Senior    Certificates,"
                                                        however, holders of such
                                                        Certificates   may  have
                                                        tax   liabilities   with
                                                        respect     to     their
                                                        Certificates  during the
                                                        early   years  of  their
                                                        term that  substantially
                                                        exceed the principal and
                                                        interest payable thereon
                                                        during such periods.  In
                                                        addition,           such
                                                        distributions   will  be
                                                        reduced  to  the  extent
                                                        that they are subject to
                                                        United  States   federal
                                                        income tax withholding.]

  See "Certain Yield and Prepayment Considerations"
  herein.
Certain Federal Income
  Tax Consequences......... [An election will be made to treat the Trust Fund as a "real estate mortgage investment conduit" (a "REMIC") for federal income tax purposes. Upon the issuance of the Offered Certificates, [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe], New York, New York, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, the Trust Fund will qualify as a REMIC under Sections 860A through 860G of the Internal Revenue Code of 1986 (the "Code").]

     [For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates) [and the __________ Certificates] will represent ownership of "regular interests" in the Trust Fund and will generally be treated as representing ownership of debt instruments issued by the Trust Fund.] [Under the REMIC Regulations (as defined herein), the Residual Certificates will not be regarded as having "significant value" for purposes of applying the rules relating to "excess inclusions." In addition, the Residual Certificates may constitute "noneconomic" residual interests for purposes of the REMIC Regulations. Transfers of the Residual Certificates will be restricted under the Pooling and Servicing Agreement to United States persons (as defined in the Prospectus under "Certain Federal Income Tax Consequences--REMICs--Foreign Investors in REMIC Certificates") in a manner designed to prevent a transfer of a noneconomic residual interest from being disregarded under the REMIC Regulations. See "Certain Federal Income Tax Consequences--Special Tax Considerations Applicable to Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" and "--Noneconomic REMIC Residual Certificates" in the Prospectus.]

     [The Residual Certificateholders may be required to report an amount of taxable income with respect to the early years of the REMIC's term that significantly exceeds distributions on the Residual Certificates during such years, with corresponding tax deductions or losses deferred until the later years of the REMIC's term. Accordingly, on a present value basis, the tax detriments occurring in the earlier years may substantially exceed the sum of any tax benefits in the later years. As a result, the Residual Certificateholders' after-tax rate of return may be zero or negative, even if their pre-tax rate of return is positive.]

 [See "Certain Yield and Prepayment Considerations," especially "--Additional Yield Considerations
 Applicable Solely to the Residual Certificates" and
 "Certain Federal Income Tax Consequences--Special
 Tax Considerations Applicable to Residual
 Certificates" herein.]

 For further information regarding the federal income
 tax    consequences   of
 investing in the Offered
 Certificates,        see
 "Certain  Federal Income
 Tax Consequences" herein
 and in the Prospectus.

Ratings...It is a condition of the issuance of the Senior
          Certificates and the Class M Certificates that they be rated "___" and "___", respectively, by ________________________ and "___" and "___",
          respectively, by _________________________.  A
          security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. A security rating does not address the frequency of prepayments of the Mortgage Loans, or the corresponding effect on yield to investors. The rating of the Stripped Interests Certificates does not address the possibility that the holders thereof may fail to fully recover their initial investment. See "Certain Yield and Prepayment Considerations" and "Ratings" herein and "Yield Considerations" in the Prospectus.

Legal Investment Matters....
     The Offered Certificates will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended ("SMMEA"), because the Mortgage Pool includes Mortgage Loans that are secured by subordinate liens on the related Mortgaged Properties. Institutions whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Offered Certificates are subject to restrictions on investment, capital requirements or otherwise. See "Legal Investment Matters" herein and in the Prospectus.

                                                            RISK FACTORS

         Prospective Certificateholders should consider, among other things, the items discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Certificates:

[APPROPRIATE RISK FACTORS REGARDING MORTGAGE LOANS TO BE INSERTED
AS NECESSARY]


Risk Factors with Respect to Second Liens

         Certain of the Mortgage Loans are secured by second liens, and the related first lien may not be included in the Mortgage Pool. The primary risk to holders of Mortgage Loans secured by second liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related first lien to satisfy fully the first lien together with any foreclosure costs and the Mortgage Loan. The claims of the holders of first liens will be satisfied in full out of proceeds of the liquidation of the Mortgage Loan, if such proceeds are sufficient, before the Trust Fund as holder of the second lien receives any payments in respect of the Mortgage Loan. In addition, a second mortgagee may not foreclose on the property securing a second mortgage unless it forecloses subject to the first mortgages in which case it must either pay the entire amount due on the first mortgage to the first mortgagee at or prior to the foreclosure sale or undertake the obligation to make payments on the first mortgages in the event the mortgagor is in default thereunder. The Trust Fund will not have any source of fund to satisfy the first mortgage or make payments due to the first mortgagee, although the Master Servicer or Subservicer will be required to advance such amounts to the extent deemed recoverable. In the event that such proceeds from a foreclosure or similar sale of the related Mortgaged Property are insufficient to satisfy the first lien and the Mortgage Loan in the aggregate, the Trust Fund, as the holder of the second lien, and, accordingly, Certificateholders of one or more classes of the Certificates bear (i) the risk of delay in distributions while a deficiency judgment against the Mortgagor is obtained and (ii) the risk of loss if the deficiency judgment is not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions.



General

         The Offered Certificates will evidence ownership interests in the Trust Fund created by the Company, which will consist of a pool of [fixed] [adjustable] rate [conventional] [full amortizing level monthly payment Mortgage Loans] [simple interest Mortgage Loans providing for substantially equal payments] [balloon] [Mortgage Loans] and certain other property. The Mortgage Loans are secured by mortgages or deeds of trust creating first or second liens on the related Mortgaged Properties. The Mortgage Loans will be conveyed by the Company to the Trust Fund pursuant to a pooling and servicing agreement, dated as of ______ __, 199_ (the "Pooling and Servicing Agreement"), by and among the Company, the Master Servicer and the Trustee. A copy of the Pooling and Servicing Agreement will be filed with the Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K to be filed within 15 days after the issuance of the Certificate (the "Form 8-K").

         The Mortgage Loans will be assigned to the Trustee pursuant to the Pooling and Servicing Agreement together with all principal and interest due on or with respect to the Mortgage Loans after the Cut-off Date. The Trustee will, concurrently with such assignment, authenticate and deliver the Certificates.

         Residential Funding Corporation will act as Master Servicer for the Trust Fund (in such capacity, the "Master Servicer"). The Master Servicer will service the Mortgage Loans [directly] [through one or more Sub-Servicers] [who will provide customary servicing functions with respect to the Mortgage Loans pursuant to the terms set forth in the [Pooling and Servicing Agreement] [respective Sub-Servicing Agreements].

         The Mortgage Loans were acquired [directly] [indirectly through Residential Funding] by the Company [on _________ __, 199_] [from time to time] from [NAME OF SELLER] [[___] unaffiliated Mortgage Loans Sellers].
         None of the Mortgage Loans were originated prior to _______ __, 19__ or will have a maturity date later than _______ __, ____. No Mortgage Loan will have a remaining term to maturity as of the Cut-off Date of less than ____ months. The weighted average remaining term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be approximately ____ months. All of the Mortgage Loans have principal and interest payable monthly [on the ______ day of each month] (the "Due Date") [on a level debt service basis] [subject to change due to adjustment in the Mortgage Rate]. [As of the Cut-off Date, no Mortgage Loan will be one month or more delinquent in payment of principal and interest.] Defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default of mortgage loans secured by second liens may be greater than that of mortgage loans secured by first liens on comparable properties.

         [Approximately ___% of the Mortgage Loans are secured by a first lien on the related Mortgaged Property and approximately ___% of the Mortgage Loans are secured by a second lien on the related Mortgaged Property.]

         [In connection with each Mortgage Loan that is secured by a leasehold interest, the related Mortgage Loans Seller will have represented to the Company that, among other things: (i) the use of leasehold estates for residential properties is an accepted practice in the area where the related Mortgaged Property is located; (ii) residential property in such area consisting of leasehold estates is readily marketable; (iii) the lease is recorded and no party is in any way in breach of any provision of such lease; (iv) the leasehold is in full force and effect and is not subject to any prior lien or encumbrance by which the leasehold could be terminated or subject to any charge or penalty; and (v) the remaining term of the lease does not terminate less than ten years after the maturity date of each such Mortgage Loans.]

         [Mortgage Rate Adjustment]

          [The Mortgage Rate on each Mortgage Loan will adjust semi-annually on the Adjustment Date specified in the related Mortgage Note to a rate equal to the sum (rounded to the nearest multiple of ___%) of the Index described below and a fixed percentage set forth in the related Mortgage Note (the "Note Margin"), subject to certain limitations described herein. The amount of the monthly payment on each Mortgage Loan will be adjusted semi-annually on the first day of the month following the month in which the Adjustment Date occurs to equal the amount necessary to pay interest at the then-applicable Mortgage Rate and fully amortize the outstanding principal balance of the Mortgage Loan over its remaining term to stated maturity. As of the Cut-off Date, ___% of the Mortgage Loans will have reached their first Adjustment Date. The Mortgage Loans will have different Adjustment Dates, Note Margins and limitations on the Mortgage Rate adjustments, as described below.]
         [Each Mortgage Note contains an interest rate adjustment cap (the "Periodic Rate Cap") which limits the adjustment of the Mortgage Rate to not more than ___% above or below the previous Mortgage Rate. The Mortgage Rate on a Mortgage Loan may not exceed the maximum Mortgage Rate (the "Maximum Mortgage Rate") or be less than the minimum Mortgage Rate (the "Minimum Mortgage Rate") specified for such Mortgage Loan in the related Mortgage Note. The Minimum Mortgage Rate for each Mortgage Loan will be equal to the Note Margin. The Minimum Mortgage Rates will range from ___% to ___%, with a weighted average Minimum Mortgage Rate as of the Cut-off Date of ___%. The Maximum Mortgage Rates will range from ___% to ___%, with a weighted average Maximum Mortgage Rate as of the Cut-off Date of ___%. No Mortgage Loan provides for payment caps on any Adjustment Date which would result in deferred interest or negative amortization.]

         [The Index applicable to the Mortgage Loans will be a per annum rate equal to the average of interbank offered rates for six-month U.S. dollar-denominated deposits in the London market based on quotations of major banks ("LIBOR") as published by Fannie Mae and as most recently available as of the date forty-five days prior to the Adjustment Date, or, with respect to _____ Mortgage Loans, representing approximately ___% of the Mortgage Loans, the Index shall be LIBOR as published in The Wall Street Journal and as most recently available as of the first business day of the month immediately preceding the month in which the Adjustment Date occurs. In the event that the Index is no longer available, an index reasonably acceptable to the Trustee that is based on comparable information will be selected by the Master Servicer.]

         [Listed below are levels of LIBOR as published by Fannie Mae that are or would have been applicable to mortgage loans having the following adjustment dates for the indicated years. Such average yields may fluctuate significantly from month to month as well as over longer periods and may not increase or decrease in a constant pattern from period to period. There can be no assurance that levels of LIBOR published in The Wall Street Journal for the corresponding periods would have been at the same levels as those set forth below. The following does not purport to be representative of future levels of LIBOR (as published by Fannie Mae or The Wall Street Journal). No assurance can be given as to the level of LIBOR on any Adjustment Date or during the life of any Mortgage Loan.]

                                                                LIBOR


Adjustment Date          1993       1994    1995    1996    1997
---------------          ----       ----    ----    ----    ----
January 1............... 4.000%    3.500%  6.562%  5.718%  5.562%
February 1.............. 3.625     3.500   7.000   5.531   5.625
March 1................. 3.375     3.375   6.687   5.281   5.687
April 1................. 3.312     4.000   6.437   5.312   5.718
May 1................... 3.375     4.250   6.500   5.531
June 1.................. 3.312     4.688   6.375   5.562
July 1.................. 3.500     5.000   6.000   5.656
August 1................ 3.500     5.250   6.000   5.812
September 1............. 3.500     5.313   5.875   5.906
October 1............... 3.437     5.313   5.906   5.843
November 1.............. 3.375     5.750   5.968   5.750
December 1.............. 3.437     5.937   5.875   5.562


         [The initial Mortgage Rate in effect on a Mortgage Loan generally will be lower, and may be significantly lower, than the sum of the Index that would have been applicable at origination and the Note Margin. Therefore, unless the Index declines after origination of a Mortgage Loan, the related Mortgage Rate will generally increase on the first Adjustment Date following origination of such Mortgage Loan subject to the Periodic Rate Cap. The repayment of the Mortgage Loans will be dependent on the ability of the Mortgagors to make larger monthly payments following adjustments of the Mortgage Rate. Mortgage Loans that have the same initial Mortgage Rate may not always bear interest at the same Mortgage Rate because such Mortgage Loans may have different Adjustment Dates (and the Mortgage Rates therefore may reflect different Index values), Note Margins, Maximum Mortgage Rates and Minimum Mortgage Rates. The Net Mortgage Rate with respect to each Mortgage Loan as of the Cut-off Date will be set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement. The Net Mortgage Rate on each Mortgage Loan will be adjusted on each Adjustment Date to equal the Mortgage Rate minus the Servicing Fee, subject to the Maximum Mortgage Rate, Minimum Mortgage Rate and Periodic Rate Cap for such Mortgage Loan. The Note Margins for the Mortgage Loans will be at least ___% per annum but not more than ___% per annum as of the Cut-off Date.] Mortgage Pool Characteristics

         [The Mortgage Pool will have the following characteristics as of the Cut-off Date:]

[Number of Mortgage Loans..........................................____
Initial Pass-Through Rate on the Certificates (1).................____%
Range of Net Mortgage Rates (2) ..........................____% - ____%
Mortgage Rates:
              Weighted Average....................................____%
              Range.......................................____% - ____%
Note Margins:
              Weighted Average....................................____%
              Range.......................................____% - ____%
Minimum Mortgage Rates:
              Weighted Average................................... ____%
              Range.......................................____% - ____%
Minimum Net Mortgage Rates:
              Weighted Average....................................____%
              Range.......................................____% - ____%
Maximum Mortgage Rates:
              Weighted Average................................... ____%
              Range.......................................____% - ____%
Maximum Net Mortgage Rates:
              Weighted Average....................................____%
              Range....................................... ____ - ____%
Weighted Average Months to next Adjustment Date
              after _________________ (3) .......................... 3]
--------------------


(1) The Pass-Through Rate on the Certificates will be equal to the weighted average of the Net Mortgage Rates on the Mortgage Loans.

(2) The Net Mortgage Rates are calculated as described under "Description of the Certificates--Interest Distributions" herein, and the Net Mortgage Rate as to each Mortgage Loan on and after its initial Adjustment Date will be generally equal to the Mortgage Rate minus the Servicing Fee, subject to the Periodic Rate Cap, Maximum Mortgage Rate and Minimum Mortgage Rate.

(3) The Weighted Average Months to next Adjustment Date will be equal to the weighted average of the number of months until the Adjustment Date next following __________, 199__.

         [The following table sets forth the number, aggregate principal balance and percentage of Mortgage Loans as of the Cut-off Date having their next Adjustment Dates in the months and years set forth below.]


[Month and Year of             Number of     Aggregate Principal   Percentage of
Next Adjustment Dates       Mortgage Loans         Balance        Mortgage Loans
---------------------       --------------        ---------       --------------
January 199_...............    ___          $ __________          ______%
February 199_..............    ___            __________          _______
March 199_.................    ___            __________          _______
April 199_.................    ___            __________          _______
________________...........    ___            __________          _______
----------------...........
                  Total....    ___          $ __________          _____%]


         [All percentages of the Mortgage Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance as of the Cut-off Date.]

         [None of the Mortgage Loans will have been originated prior to __________, 199_ or will have a maturity date later than ___________, ____. No Mortgage Loan will have a remaining term to stated maturity as of the Cut-off Date of less than ___ months. The weighted average remaining term to stated maturity of the Mortgage Loans as of the Cut-off Date will be ___ months. The weighted average original term to maturity of the Mortgage Loans as of the Cut-off Date will be ___ months.]

         [As of the Cut-off Date, no Mortgage Loan will be ___ month [s] or more delinquent in payment of principal and interest.]

         [The Mortgage Loans are generally assumable pursuant to the terms of the related Mortgage Note. See "Maturity and Prepayment Considerations" in the Prospectus.]

         [No Mortgage Loan provides for deferred interest, negative amortization or future advances.]

         [Set forth below is a description of certain additional characteristics of the Mortgage Loans as of the Cut-off Date (except as otherwise indicated). All percentages of the Mortgage Loans are approximate percentages by aggregate principal balance as of the Cut-off Date (except as otherwise indicated). Unless otherwise specified, all principal balances of the Mortgage Loans are as of the Cut-off Date and are rounded to the nearest dollar.]

                               Mortgage Rates

                                                                  Percentage of
Mortgage Rates     Number   Principal Balance      Mortgage Pool

                                   $ .                                  .   %









                                    .                                   .
Total.............                 $ .                                  .   %
                                            ====           ====================

         As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately _________% per annum.


                             [Net Mortgage Rates

                                                  Percentage of
Net Mortgage Rates   Number   Principal Balance   Mortgage Pool

                                     $ .                               .   %









                                      .                                .
  Total..............                $ .                               .   %
                                     ====             ====================


         As of the Cut-off Date, the weighted average Net Mortgage Rate of the Mortgage Loans was approximately ____% per annum.]



                     [[Minimum] [Maximum] Mortgage Rates

[Minimum] [Maximum]                               Percentage of
   Mortgage Rates    Number  Principal Balance    Mortgage Pool

                                    $ .                                .   %









                                     .                                 .
   Total............                $ .                                .   %
                                    ====              ====================


         As of the Cut-off Date, the weighted average [minimum] [maximum] Mortgage Rate of the Mortgage Loans was approximately _________% per annum.]



                    Original Mortgage Loan Principal Balances

                                                    Percentage of
Principal Balance      Number  Principal Balance    Mortgage Pool

       $ .                            $ .                                .   %









                                       .                                 .
  Total............                   $ .                                .   %
                                      ====              ====================


          As of the Cut-off Date, the average unpaid principal balance of the Mortgage Loans will be approximately $-------.

                     [Remaining Months to Maturity

Remaining Months                              Percentage of
  to Maturity     Number  Principal Balance   Mortgage Pool

                                 $ .                               .   %









                                  .                                .
 Total............               $ .                               .   %
                                 ====             ====================


         As of the Cut-off Date, the weighted average remaining months to maturity of the Mortgage Loans was approximately ____ months.]



                        [Months Since Origination

      Months                                      Percentage of
Since Origination  Number   Principal Balance     Mortgage Pool

                             $ .                         .   %









                              .                          .
  Total............          $ .                         .   %
                                          ====       ====================


         As of the Cut-off Date, the weighted average months since origination of the Mortgage Loans was approximately ____ months.]



                         [Original Loan-To-Value Ratios

                                                       Percentage of
Loan-to-Value Ratio    Number    Principal Balance     Mortgage Pool

                                        $ .                 . %









                                         .                   .
   Total..............                  $ .                 . %
                                        ====               ===


         The weighted average Loan-to-Value Ratio at origination of the Mortgage Loans will have been approximately __.__%.]


     Original Combined Loan-To-Value Ratios for Mortgage Loans Secured by Second Liens
                                                                   Percentage of
                                    Number of                       Mortgage
Combined Loan-to-Value Ratio (%)  Mortgage Loans  Principal Balance  Pool

 .................................                     $                     %
 .................................
 .................................
 .................................
 .................................
 .................................

 .................................
 .................................
 .................................                                        .
     Total.......................                   $                    .   %
                                         ====    ==========        =====


         The weighted average Combined Loan-to-Value Ratio at origination of the Mortgage Loans secured by second liens will have been approximately ____%. The Combined Loan-to-Value Ratio for each Mortgage Loan secured by a second lien is equal to (a) the sum of the principal balance of such Mortgage Loan and any related first mortgage loan as of the date of origination of the Mortgage Loan divided by (b) the lesser of (i) the appraised value of the related Mortgaged Property determined at origination of such Mortgage Loan and (ii) the sales price of the related Mortgaged Property.


                                                       Junior Mortgage Ratios



                             Number of                          Percentage of
Junior Mortgage Ratio (%)  Mortgage Loans   Principal Balance   Mortgage Pool

 ..........................                        $                   %
 ..........................
 ..........................
 ..........................
 ..........................
 ..........................
 ..........................
 ..........................
 ..........................                                            .
     Total................                          $                 .   %
                                  ====        =============      =======


         The weighted average Junior Mortgage Ratio as of the Cut-off Date will have been approximately ____%.

                                Geographic Distributions of Mortgaged Properties

                                                    Percentage of
    State        Number     Principal Balance       Mortgage Pool

                                   $ .                   . %









                                    .                     .
Total............                  $ .                   . %
                                   ====                 ===


---------------------------


[(1)     "Other" includes states that contain less than [__]% of the Mortgage
 Pool.]

     [No more than _____% of the Mortgage Loans will be secured by Mortgaged Properties located in any one zip code area.] Mortgaged Property Types

                                                               Percentage of
            Property           Number     Principal Balance    Mortgage Pool

Single-family detached........                   $ .                . %
Planned Unit Developments
(detached)....................
Two- to four-family units.....
Condo Low-Rise (less than 5
stories)......................
Condo Mid-Rise (5 to 8
stories)......................
Condo High-Rise (9 stories or
more..........................
Townhouse.....................
Planned Unit Developments
(attached)....................                    .                  .
                                                  --                 -
         Total................                   $ .                . %]
                                                 ====               ==



                               Mortgage Loan Documentation

                                                         Percentage of
      Type of Program    Number     Principal Balance    Mortgage Pool

Full Documentation......                   $ .                . %
Limited Documentation...
No Documentation........                    .                  .
                                           ---                 -
         Total..........                   $ .                . %]
                                           ====               ==


                                      Occupancy Types


       Occupancy (as                                        Percentage of
   indicated by Borrower  Number      Principal Balance     Mortgage Pool

Primary Residence.........                   $ .                 . %
Second/Vacation...........
Non Owner-occupied........                    .                   .
                                             ---                 --
         Total............                   $ .                 . %
                                             ====               ===


[If the Mortgage loans provide for simple interest include the following paragraphs:

[Payments on the Mortgage Loans

         Each Mortgage Loan requires that each monthly payment consist of an installment of interest which is calculated according to the simple interest method on the basis of the outstanding principal balance of the Mortgage Loan multiplied by the Mortgage Rate and further multiplied by a fraction, the numerator of which is the number of days in the period elapsed since the preceding payment of interest was made and the denominator of which is the number of days in the annual period for which interest accrues on such Mortgage Loan. As payments are received, the amount received is applied first to interest accrued to the date of payment and the balance is applied to reduce the unpaid principal balance. Accordingly, if a Mortgagor pays a fixed monthly installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. However, the next succeeding payment will result in an allocation of a greater amount to interest if such payment is made on its scheduled due date.

         Conversely, if a Mortgagor pays a fixed monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the remaining portion, if any, of the payment applied to reduce the unpaid principal balance will be correspondingly less. If each scheduled payment is made on or prior to its scheduled due date, the principal balance of the Mortgage Loan will amortize in the manner described in the preceding paragraph. However, if the borrower consistently makes scheduled payments after the scheduled due date the Mortgage Loan will amortize more slowly than scheduled. Any remaining unpaid principal is payable on the final maturity date of the Mortgage Loan.]

Representations and Warranties

         [Each Program Seller [and GMACMC] has made or will make certain limited representations and warranties regarding the related Mortgage Loans, as of the date of purchase thereof by the Seller. However, such representations and warranties will not be assigned to the Trustee for the benefit of the holders of the related series of Certificates, and therefore a breach of such representations and warranties will not be enforceable on behalf of the Trust Fund. Residential Funding in its capacity as Seller will make certain limited representations and warranties regarding the Mortgage Loans to the Company at the time that they are sold to the Company. See "Mortgage Loan Program--Qualifications of Sellers" and "--Representations as to the Mortgage Loans" and "Description of the Certificates--Review of Mortgage Loans" in the Prospectus.]


[Underwriting Standards]

[DESCRIBE MORTGAGE LOANS SELLER'S UNDERWRITING STANDARDS FOR
MORTGAGE LOANS IF APPROPRIATE]

[Delinquency and Foreclosure Experience.]

[INSERT MORTGAGE LOANS SELLER'S PORTFOLIO DELINQUENCY AND LOSS
EXPERIENCE IF APPROPRIATE.]


                     DESCRIPTION OF THE OFFERED CERTIFICATES

General

         [The Offered Certificates, together with the Class B Certificates] will evidence the entire beneficial ownership interest in the Trust Fund. The Trust Fund will consist of (1) the Mortgage Loans; (2) such assets as from time to time are identified as deposited in respect of the Mortgage Loans in the Custodial Account and in the Certificate Account and belonging to the Trust Fund; (3) property acquired by foreclosure of such Mortgage Loans [or by a deed in lieu of foreclosure]; and (4) any applicable Primary Insurance Policies and all proceeds thereof (collectively, the "Mortgage Loans").

         The Principal Only Certificates will be entitled to payments based on the Discount Fraction of the Discount Mortgage Loans. "Discount Mortgage Loans" is any Mortgage Loan with a Net Mortgage Rate less than [___]%. With respect to each item of Discount Mortgage Loans, the "Discount Fraction" is equal to a fraction, expressed as a percentage, the numerator of which is [___]% minus the Net Mortgage Rate for such Discount Mortgage Loans and the denominator of which is [___]%. Approximately _____ Mortgage Loans constituting (by aggregate principal balance as of the Cut-off Date) were Discount Mortgage Loans. The Mortgage Loans other than the Discount Mortgage Loans are referred to herein as the "Non-Discount Mortgage Loans."

Available Distribution Amount

         The "Available Distribution Amount" for any Distribution Date is equal to (i) the aggregate amount of scheduled payments on the Mortgage Loans due on the related Due Date and received on or prior to the related Determination Date, after deduction of the related servicing fees and any subservicing fees  (collectively,  the "Servicing Fees"),
(ii) certain unscheduled payments, including Mortgagor prepayments on the Mortgage Loans, Insurance Proceeds, Liquidation Proceeds and proceeds from repurchases of and substitutions for the Mortgage Loans occurring during the preceding calendar month and (iii) all Advances made for such Distribution Date, in each case net of amounts reimbursable therefrom to the Master Servicer [and any Subservicer]. In addition to the foregoing amounts, with respect to unscheduled collections, not including Mortgagor prepayments, the Master Servicer may elect to treat such amounts as included in the Available Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. With respect to any Distribution Date, (a) the Due Date is the first day of the month in which such Distribution Date occurs and (b) the Determination Date is the _____th day of the month in which such Distribution Date occurs (or, if such day is not a business day, the next business day).

Interest Distributions

         Holders of each class of Offered Certificates (other than Principal Only Certificates) will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on such class on each Distribution Date, to the extent of the Available Distribution Amount (as defined below) for such Distribution Date, commencing on the first Distribution Date in the case of all classes of Senior Certificates [other than the Accrual Certificates and commencing on the Accretion Termination Date (as defined below) in the case of the Accrual Certificates]. Holders of the Class M Certificates will be entitled to receive interest distributions in an amount equal to the Accrued Certificate Interest on each Distribution Date, to the extent of the Available Distribution Amount for such Distribution Date after distributions of interest and principal to the Senior Certificates [and reimbursements for certain Advances to the Master Servicer.

          With respect to any Distribution Date, "Accrued Certificate Interest" will be equal to (a) in the case of each class of Offered Certificates (other than the Principal Only Certificates and the Stripped Interests Certificates), one month's interest accrued on the Certificate Principal Balance of the Certificates of such class at the Pass-Through Rate on such class and (b) in the case of the Stripped Interests Certificates, one month's interest accrued on the Notional Amount of the Certificates of such class at the then-applicable Pass-Through Rate on such class. In each case less interest shortfalls, if any, for such Distribution Date not covered by the Subordination, including in each case (i) any Prepayment Interest Shortfall (as defined below) to the extent not covered by the Master Servicer, as described below, (ii) the interest portions of Realized Losses including Special Hazard Losses in excess of the Special Hazard Amount ("Excess Special Hazard Losses"), Fraud Losses in excess of the Fraud Amount ("Excess Fraud Losses"), Bankruptcy Losses in excess of the Bankruptcy Amount ("Excess Bankruptcy Losses") and losses occasioned by war, civil insurrection, certain governmental actions, nuclear reaction and certain other risks ("Extraordinary Losses") not covered by the Subordination, (iii) the interest portion of any Advances that were made with respect to delinquencies that were ultimately determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and (iv) any interest shortfalls not covered by Subordination, including interest shortfalls relating to the Relief Act or similar legislation or regulations, all allocated among all the Certificates in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class. In the case the Class M Certificates, Accrued Certificate Interest will be further reduced by the allocation of the interest portion of certain losses thereto, if any, as described below under "--Allocation of Losses; Subordination." Accrued Certificate Interest is calculated on the basis of a 360-day year consisting of twelve 30- day months. The distributions of interest on any Distribution Date for all classes of Certificates will reflect interest accrued, and receipts with respect thereto, on the Mortgage Loans for the preceding calendar month, as may be reduced by any Prepayment Interest Shortfall and other shortfalls in the collections of interest as described below.
         [The Accretion Termination Date for the Accrual Certificates is the earlier to occur of (i) the Distribution Date on which the Certificate Principal Balances of the Class A-1 and Class A-2 have been reduced to zero and (ii) the Credit Support Depletion Date (as defined herein). On each Distribution Date preceding the Accretion Termination Date, an amount equal to the amount of Accrued Certificate Interest on the Accrual Certificates for such date will be added to the Certificate Principal Balance thereof, and such amount will be distributed to the holders of the then outstanding Senior Certificates (other than the Principal Only Certificates) in reduction of the Certificate Principal Balances thereof, as described herein. On each Distribution Date on or after the Accretion Termination Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such date will be payable to the holders of the Accrual Certificates, to the extent not required to fully retire the remaining Senior Certificates on the Accretion Termination Date; provided, however, that if the Accretion Termination Date is the Credit Support Depletion Date, the entire amount of Accrued Certificate Interest on the Accrual Certificates for such Distribution Date will be payable to the holders of the Accrual Certificates.]

         The "Prepayment Interest Shortfall" for any Distribution Date is equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rates), resulting from Mortgagor prepayments on the Mortgage Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is distributed only to the date of prepayment, and because no interest is distributed on prepayments in part, as such prepayments are applied to reduce the outstanding principal balance of the related Mortgage Loans as of the Due Date in the month of prepayment. [With respect to any Distribution Date, any Prepayment Interest Shortfalls resulting from prepayments in full for such Distribution Date will be offset by the Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to [one-twelfth of ____% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date]. Prepayment Interest Shortfalls will be offset by the Master Servicer first, by a reduction in the Servicing Fee and second, by a reduction in other servicing compensation of the Master Servicer.

         If on any Distribution Date the Available Distribution Amount is less than Accrued Certificate Interest on the Senior Certificates for such Distribution Date, the shortfall will be allocated among the holders of all classes of Senior Certificates (other than the Principal Only Certificates) in proportion to the respective amounts of Accrued Certificate Interest for such Distribution Date on each such class. In addition, the amount of any interest shortfalls that are covered by Subordination (specifically, interest shortfalls not described in clauses (i) through (iv) in the third preceding paragraph) will be unpaid Accrued Certificate Interest and will be distributable to holders of the Certificates of such classes entitled to such amounts on subsequent
Distribution Dates, to the extent of available funds after interest distributions as required herein. Such shortfalls could occur, for example, if delinquencies on the Mortgage Loans were exceptionally high and were concentrated in a particular month and Advances by the Master Servicer did not cover the shortfall. Any such amounts so carried forward will not bear interest.

         [Prior to the Accretion Termination Date, interest shortfalls to be allocated to the Accrual Certificates will be so allocated by reducing the amount that is added to the Certificate Principal Balance of the Accrual Certificates in respect of Accrued Certificate Interest on such Distribution Date. This reduction will correspondingly reduce the amount distributed in respect of principal on the applicable Distribution Date to the holders of the Senior Certificates (other than the Principal Only Certificates) and will cause the Certificate Principal Balances of the outstanding Senior Certificates (other than the Principal Only Certificates) to be reduced to zero later than would otherwise be the case.]

         The Pass-Through Rates on each class of Offered Certificates, other than the Principal Only Certificates (which are not entitled to distributions of interest) and the Stripped Interests Certificates, are fixed and are set forth on the cover hereof. The Pass-Through Rate on the Stripped Interests Certificates on each Distribution Date will equal the weighted average, as of the Due Date in the month preceding the month in which such Distribution Date occurs, of the Pool Strip Rates on each Mortgage Loan with a Net Mortgage Rate in excess of [___]% per annum. The "Pool Strip Rate" on each Mortgage Loan is equal to the Net Mortgage Rate thereon minus [___]%. The "Net Mortgage Rate" on each Mortgage Loan is equal to the Mortgage Rate thereon minus the Servicing Fee Rate. The Pool Strip Rates on the Mortgage Loans range from [___]% to [___]% per annum. The initial Pass-Through Rate on the Stripped Interests Certificates is approximately [___]% per annum.

         [The Pass-Through Rate on each class of the Offered Certificates for any Distribution Date will equal the weighted average of the Net Mortgage Rates on the outstanding Mortgage Loans for the month preceding such Distribution Date, determined as of the close of business on the Due Date occurring in such month (or, with respect to the first Distribution Date, as of the Cut-off Date). The Net Mortgage Rate with respect to each Mortgage Loan as of the Cut-off Date will be set forth in the Mortgage Loan Schedule attached to the Pooling and Servicing Agreement. As of the Cut-off Date, the weighted average Net Mortgage Rate will be [______]% per annum. Accordingly, the initial Pass-Through Rate on the Offered Certificates will be [______]% per annum.]

         [On each Adjustment Date applicable to each Mortgage Loan, the Net Mortgage Rate on each Mortgage Loan will be adjusted to a rate equal to the Mortgage Rate minus the Servicing Fee, subject to the Maximum Mortgage Rate and Minimum Mortgage Rate for such Mortgage Loan; provided that the Net Mortgage Rate on any Mortgage Loan on any Adjustment Date may not increase or decrease by more than [____]% (the "Periodic Rate Cap"). The Note Margins for the Mortgage Loans will be at least [_____]% per annum but not more than [_____]% per annum as of the Cut-off Date, with an initial weighted average Note Margin of [______]% per annum.]

         The Accrued Certificate Interest allocable to each class of Offered Certificates is based on the Certificate Principal Balance thereof or, in the case of the Stripped Interests Certificates, on the Notional Amount. The Certificate Principal Balance of any Offered Certificate, as of any date of determination is equal to the initial Certificate Principal Balance thereof, reduced by the aggregate of (a) all amounts allocable to principal previously distributed with respect to such Certificate and (b) any reductions in the Certificate Principal Balance thereof deemed to have occurred in connection with allocations of Realized Losses in the manner described herein under "--Allocation of Losses; Subordination"; provided that, after the Certificate Principal Balance of the Class B Certificates has been reduced to zero, the Certificate Principal Balance of the Class M Certificates shall equal the excess, if any, of (a) the then aggregate Stated Principal Balance (as defined herein) of all of the Mortgage Loans over (b) the then aggregate Certificate Principal Balance of all classes of Senior Certificates then outstanding. The "Notional Amount" of the Stripped Interests Certificates as of any date of determination is equal to the aggregate Certificate Principal Balance of the Certificates of all classes as of such date. Reference to the Notional Amount of a Stripped Interests Certificate is solely for convenience in certain calculations and does not represent the right to receive any distributions allocable to principal.

Principal Distributions on the Senior Certificates

         Except as otherwise provided below, holders of the Senior Certificates (other than the Stripped Interests, which are not entitled to receive any principal distributions, and the Principal Only Certificates) will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed to such holders and the Class A-4 Principal Distribution
Amount (as described below) is so distributed, a distribution allocable to principal in the following amount:

          (i) the product of (a) the then-applicable Senior Percentage and (b) the aggregate of the following amounts:
                         (1) the  principal  portion  of all  scheduled  monthly
                payments on the Mortgage Loans (other than the related Discount Fraction of the principal portion of such payments, with respect to each item of Discount Mortgage Loans due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions (as defined below) which, together with other Bankruptcy Losses, are in excess of the Bankruptcy Amount;

                         (2) the principal portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Loans) as required by the Pooling and Servicing Agreement during the preceding calendar month;

                         (3) the  principal  portion  of all  other  unscheduled
                collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition (as defined below) of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Loans);

                (ii) in connection with the Final Disposition of a Mortgage Loan
         (a) that occurred in the preceding calendar month and (b) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the lesser of (1) the then-applicable Senior Percentage of the Stated
         Principal  Balance  of such  Mortgage  Loan  (other  than  the  related
         Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Loans) and (2) the then-applicable Senior Accelerated Distribution Percentage (as defined below) of the related collections, including Insurance Proceeds and Liquidation Proceeds, to the extent applied as recoveries of principal (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Loans);

                (iii) the then-applicable Senior Accelerated Distribution Percentage of the aggregate of all full and partial Principal Prepayments made by the respective Mortgagors (other than the related Discount Fraction of the principal portion of such proceeds, with respect to each item of Discount Mortgage Loans) during the preceding calendar month;

          (iv) any Excess Subordinate Principal Amount (as defined below) for such Distribution Date;
                [(v) if such Distribution Date is on or prior to the Accretion Termination Date, the Accrued Certificate Interest on the Accrual Certificates for such Distribution Date, to the extent added to the Certificate Principal Balance thereof; and]

                (vi) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i) through (iii) and (v) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which are allocated to the Subordinate Certificates.

          With respect to any Distribution Date, "Senior Principal Distribution Amount" is equal to the lesser of (a) the Available Distribution Amount remaining after the Senior Interest Distribution Amount and the Class A-4 Principal Distribution Amount are distributed and (b) the sum of the amounts described in clauses (i) through (vi) of the immediately preceding paragraph. With respect to any Distribution Date on which the Certificate Principal Balance of the most subordinate class or classes of Certificates then outstanding is to be reduced to zero and on which Realized Losses are to be allocated to such class or classes, the "Excess Subordinate Principal Amount" is equal to the amount, if any, by which (1) the amount that would otherwise be distributable in respect of principal on such class or classes of Certificates on such Distribution Date is greater than (2) the excess, if any, of the aggregate of the Certificate Principal Balance of such class or classes of Certificates immediately prior to such Distribution Date over the aggregate amount of Realized Losses to be allocated to such class or classes of Certificates on such Distribution Date.
         Holders of the Principal Only Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after the Senior Interest Distribution Amount is distributed, a distribution allocable to principal equal to the Class A-4 Principal Distribution Amount. The Class A-4 Principal Distribution Amount is equal to the aggregate of:

               (i) the related Discount Fraction of the principal portion of the scheduled monthly payment on each item of Discount Mortgage Loans due on the related Due Date, whether or not received on or prior to the related Determination Date, less the Discount Fraction of the principal portion of any related Debt Service Reductions (as defined below) which together with other Bankruptcy Losses are in excess of the Bankruptcy Amount;

              (ii) the related Discount Fraction of the principal portion of all unscheduled collections on each item of Discount Mortgage Loans received during the preceding calendar month (other than amounts received in connection with a Final Disposition of an item of Discount Mortgage Loans described in clause (iii) below), including full and partial Principal Prepayments, repurchases of Discount Mortgage Loans (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement, Liquidation Proceeds and Insurance Proceeds, to the extent applied as recoveries of principal;

             (iii) in connection with the Final Disposition of an item of Discount Mortgage Loans that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, an amount equal to the applicable Discount
         Fraction of the Stated Principal Balance of such Discount Mortgage Loans immediately prior to such Distribution Date net of the principal portion of any related Realized Loss allocated to the Principal Only Certificates on such Distribution Date; and

              (iv)  any  amounts,   allocable  to  principal  for  any  previous
         Distribution Date (calculated pursuant to clauses (i) through (iii) above), that remain undistributed.

          A "Final Disposition" of a defaulted Mortgage Loan is deemed to have occurred upon a determination by the Master Servicer that it has received all Insurance Proceeds, Liquidation Proceeds and other payments or cash recoveries which the Master Servicer reasonably and in good faith expects to be finally recoverable with respect to such Mortgage Loan.
         The "Stated Principal Balance" of a Mortgage Loan as of any date of determination is equal to the principal balance thereof as of the Cut-off Date, after application of all scheduled principal payments due on or before the Cut-off Date, whether or not received, reduced by all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before such date, and as further reduced to the extent that any Realized Loss thereon has been allocated to one or more classes of Certificates on or before the date of determination.

         The "Senior Percentage," which initially will equal approximately [____]% and will in no event exceed 100%, will be adjusted for each Distribution Date to be the percentage equal to the aggregate Certificate Principal Balance of the Senior Certificates (other than the Principal Only Certificates) immediately prior to such Distribution Date divided by the aggregate Stated Principal Balance of the aggregate amount of all the Mortgage Loans (other than the Discount Fraction of the Discount Mortgage Loans) immediately prior to such Distribution Date. The "Subordinate Percentage" as of any date of determination is equal to 100% minus the Senior Percentage as of such date. The initial Senior Percentage is less than the initial percentage interest in the Trust Fund evidenced by the Senior Certificates (including the Principal Only Certificates) in the aggregate, because the Senior Percentage is calculated without regard to either the Certificate Principal Balance of the Principal Only Certificates or the Discount Fraction of the Stated Principal Balance of each item of Discount Mortgage Loans.

         The Senior Accelerated Distribution Percentage for any Distribution Date occurring prior to [__________ __, ____] Distribution Date will equal 100%. Thereafter, the Senior Accelerated Distribution Percentage will be subject to gradual reduction as described in the following paragraph. This disproportionate allocation of certain unscheduled payments in respect of principal will have the effect of accelerating the amortization of the Senior Certificates while, in the absence of Realized Losses allocated to the Subordinate Certificates, increasing the proportionate interest in the Trust Fund evidenced by the Subordinate
Certificates. Increasing the proportionate interest of the Subordinate Certificates relative to that of the Senior Certificates is intended to preserve the availability of the Subordination provided by the Subordinate Certificates.

         The "Senior Accelerated Distribution Percentage" for any Distribution Date occurring after the [__________ __, ____] Distribution Date will be as follows: for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus [__]% of the Subordinate Percentage (as defined below) for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate Percentage for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate
Percentage for such Distribution Date; for any Distribution Date falling in the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date plus __% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date after the [__________] year after the Delivery Date, the Senior Percentage for such Distribution Date (unless on any such Distribution Date the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Accelerated Distribution Percentage for such Distribution Date will once again equal 100%). Any scheduled reduction to the Senior Accelerated Distribution Percentage described above shall not be made as of any Distribution Date unless either (a)(i) the outstanding principal balance of Mortgage Loans delinquent [____] days or more averaged over the last [____] months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [____] months, does not exceed [____]% and (ii) Realized Losses on the Mortgage Loans to date for such Distribution Date if occurring during the [____], [____], [____], [____] or [____] year (or any year thereafter) after the Delivery Date are less than [___]%, [___]%, [___]%, [___]% or [___]%, respectively, of the sum of the initial Certificate Principal Balances of the Subordinate Certificates or (b)(i) the outstanding principal balance of Mortgage Loans delinquent [___] days or more averaged over the last [___] months, as a percentage of the aggregate outstanding principal balance of all Mortgage Loans averaged over the last [___] months, does not exceed [___]% and (ii) Realized Losses on the Mortgage Loans to date are less than [___]% of the sum of the initial Certificate Principal Balances of the Subordinate Certificates. Notwithstanding the foregoing, upon reduction of the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) to zero, the Senior Accelerated Distribution Percentage will equal 0%.

         Distributions of principal on the Senior Certificates (other than the Stripped Interests Certificates) on each Distribution Date will be made (after distribution of the Senior Interest Distribution Amount as described herein under "--Interest Distributions"), as follows:

          (i) Prior to the occurrence of the Credit Support Depletion Date (as defined below):
                           (a) the Class A-4 Principal Distribution Amount shall
                  be distributed to the Principal Only Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance is reduced to zero;

                           (b) the Senior Principal Distribution Amount shall be
                  distributed to the Residual Certificates, in reduction of the Certificate Principal Balance thereof, until such Certificate Principal Balance is reduced to zero; and

                           (c) the balance of the Senior Principal  Distribution
                  Amount remaining after the distributions  described in clauses
                  (i) and (ii) above shall be distributed in reduction of the Certificate Principal Balances of the classes set forth below as follows:

          (1) first, [____.___]% and [___.______]% of such amount, concurrently, to the Class A-1 Certificates and Class A-2 Certificates, respectively, until the Certificate Principal Balances thereof are reduced to zero; and
                                    (2)  second,  to the Class A-3  Certificates
                           until the Certificate Principal Balance thereof is reduced to zero.

                  (ii) On or after the occurrence of the Credit Support Depletion Date, all priorities relating to distributions as described above in respect of principal among the various classes of Senior Certificates (other than the Principal Only Certificates) will be disregarded, an amount equal to the Discount Fraction of the principal portion of scheduled payments and unscheduled collections received or advanced in respect of Discount Mortgage Loans will be distributed to the Principal Only Certificates, and the Senior Principal Distribution Amount will be distributed to all classes of Senior Certificates (other than the Principal Only Certificates) pro rata in accordance with their respective outstanding Certificate Principal Balances and the Senior Interest Distribution Amount will be distributed as described under "--Interest Distributions."

                  (iii) If the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) have been reduced to zero prior to the occurrence of the Credit Support Depletion Date, the Senior Certificates (other than the Principal Only Certificates) will be entitled to no further distributions of principal thereon and the Available Distribution Amount will be paid solely to the holders of the Principal Only Certificates, the Stripped Interests Certificates and the Subordinate Certificates, in each case as described herein.

         The "Credit Support Depletion Date" is the first Distribution Date on which the Senior Percentage equals 100%.

         [The following table sets forth for each Distribution Date the applicable Planned Principal Balances and Targeted Principal Balances for each class of PAC and TAC Certificates and for the PAC and TAC Principal Components.

         There is no assurance that sufficient funds will be available on any Distribution Date to reduce the Certificate Principal Balances of the PAC and TAC Certificates and the amounts of the PAC and TAC Principal Components to their corresponding Planned Principal Balances or Targeted Principal Balances, as applicable, for such Distribution Date, or that distributions on such PAC and TAC Certificates and PAC and TAC Principal Components will not be made in excess of such amounts for such Distribution Date.


                     Planned Principal Balances and Targeted Principal Balances
                     Planned Principal Balances                                       Targeted Principal Balances
                   ------------------------------------------------------------      --------------------------------

                                        Class [__]                                 Class [___]
                                        PAC Principal                              TAC Principal
Distribution Date  Class [__]           Component                                  Component              Class [   ]



Initial Balance................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 199_].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__].................
[___ 25, 20__ and thereafter]..

         The Planned Principal Balances and Targeted Principal Balances for each Distribution Date set forth in the table above were calculated based on certain assumptions, including the assumption that prepayments on the Mortgage Loans occur each month at a constant level between approximately [__]% SPA and approximately [___]% SPA, in the case of the Planned Principal Balances and that prepayments on the Mortgage Loans occur at a constant level of approximately [___]% SPA in the case of the Targeted Principal Balances. The actual characteristics and performance of the Mortgage Loans will differ from the assumptions used in determining the Planned Principal Balances and Targeted
Principal Balances. The Planned Principal Balances and Targeted Principal Balances set forth in the table above are final and binding regardless of any error or alleged error in making such calculations.

         There can be no assurance that funds available for distributions of principal on the PAC and TAC Certificates and the PAC and TAC Principal Components will be sufficient to cover, or will not be in excess of, the related PAC Principal Amount and TAC Principal Amount for any Distribution Date. Distributions in reduction of the Certificate Principal Balance of any class of PAC or TAC Certificates or in reduction of the amount of the PAC or TAC Principal Components may commence significantly earlier (other than as to any class or Component for which the above table reflects a distribution on the first Distribution Date) or later than the first Distribution Date for such class or Component shown in the above table. Distributions on any of the PAC and TAC Certificates and the PAC and TAC Principal Components may end significantly earlier or later than the last Distribution Date for such class or Component shown in the above table. See "Prepayment and Yield Considerations" herein for a further discussion of the assumptions used to produce the above table and the effect of prepayments on the Mortgage Loans on the rate of payments of principal and on the weighted average lives of such Certificates.]

         The Master Servicer may elect to treat Insurance Proceeds, Liquidation Proceeds and other unscheduled collections (not including prepayments by the Mortgagors) received in any calendar month as included in the Available Distribution Amount and the Senior Principal Distribution Amount for the Distribution Date in the month of receipt, but is not obligated to do so. If the Master Servicer so elects, such amounts will be deemed to have been received (and any related Realized Loss shall be deemed to have occurred) on the last day of the month prior to the receipt thereof.

Principal Distributions on the Class M Certificates

         Holders of each class of the Class M Certificates will be entitled to receive on each Distribution Date, to the extent of the portion of the Available Distribution Amount remaining after (A) the sum of the Senior Interest Distribution Amount and the Senior Principal Distribution Amount is distributed to holders of the Senior Certificates, (B) reimbursement is made to the Master Servicer for certain Advances remaining unreimbursed following the final liquidation of the related Mortgage Loan to the extent described below under "--Advances," (C) the aggregate amount of Accrued Certificate Interest and principal required to be distributed to holders  of  Class M  Certificates  and  (D) the  aggregate  amount  of  Accrued
Certificate Interest required to be distributed on such class of Class M Certificates on such Distribution Date is distributed to such Class M Certificates, a distribution allocable to principal in the following amounts:

          (i) the product of (a) the then-applicable Class M Percentage and (b) the aggregate of the following amounts:
                     (1) the principal portion of all scheduled monthly payments on the Mortgage Loans due on the related Due Date, whether or not received on or prior to the related Determination Date, less the principal portion of Debt Service Reductions together with other Excess Bankruptcy Losses;

                     (2) the principal portion of all proceeds of the repurchase of a Mortgage Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the Pooling and Servicing Agreement during the preceding calendar month; and

                     (3) the principal portion of all other unscheduled collections received during the preceding calendar month (other than full and partial Principal Prepayments made by the respective Mortgagors and any amounts received in connection with a Final Disposition of a Mortgage Loan described in clause (ii) below), to the extent applied as recoveries of principal;

                  (ii) such Class M Certificate's pro rata share, based on the Certificate Principal Balance of the Class M Certificate relative to the aggregate Certificate Principal Balance of the Class M and Class B Certificates then outstanding, of all amounts received in connection with the Final Disposition of a Mortgage Loan (other than the related Discount Fraction of such amounts with respect to any item of Discount Mortgage Loans) (1) that occurred during the preceding calendar month and (2) that did not result in any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses, to the extent applied as recoveries of principal and to the extent not otherwise payable to the Senior Certificates;

                  (iii) the portion of full and partial Principal Prepayments (other than the Discount Fraction of such Principal Prepayments with respect to any item of Discount Mortgage Loans) made by the respective Mortgagors during the preceding calendar month allocable to the Class M Certificates, as described below;

          (iv) an amount equal to the Excess Subordinate Principal Amount; and
                  (v) any amounts allocable to principal for any previous Distribution Date (calculated pursuant to clauses (i), (ii) and (iii) above) that remain undistributed to the extent that any such amounts are not attributable to Realized Losses which were allocated to the Class B Certificates. As to the Class M Certificates, on any Distribution Date, any Accrued Certificate Interest
thereon remaining unpaid from any previous Distribution Date will be distributable to the extent of available funds. Notwithstanding the foregoing, if the Certificate Principal Balances of the Class B Certificates have been reduced to zero, on any Distribution Date, with respect to the Class M Certificates outstanding on such Distribution Date, Accrued Certificate Interest thereon remaining unpaid from any previous Distribution Date (except in the limited circumstances provided in the Pooling and Servicing Agreement) will not be distributable.

         From the Distribution Date occurring in [__________ ____] (or if the Certificate Principal Balances of the Senior Certificates (other than the
Principal Only Certificates) have been reduced to zero prior to such Distribution Date, the Distribution Date on which such reduction occurred) to, but not including the later to occur of the Distribution Date occurring in [__________ ____] and the Distribution Date on which the Class B Percentage first equals or exceeds [____]% (approximately twice the sum of the initial Class B Percentages) before giving effect to distributions on such Distribution Date, the Class M Certificates (if outstanding) will be entitled to receive 100% of any Principal Prepayments not otherwise distributable to the Senior Certificates. Thereafter, all Principal Prepayments not otherwise distributable to the Senior Certificates will be allocated to the Class M Certificates and Class B Certificates for which certain loss levels established for such Subordinate Certificates in the Pooling and Servicing Agreement have not been exceeded. The related loss level on any Distribution Date would be satisfied as to the Class B Certificates, only if the sum of the current percentage interests in the Trust Fund evidenced by such class and each class, if any, subordinate thereto were at least equal to the sum of the initial percentage interests evidenced by such class and each class, if any, subordinate thereto.

         As stated above under "--Principal Distributions on the Senior Certificates," the Senior Accelerated Distribution Percentage will be 100% during the first [___] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and will thereafter equal 100% whenever the Senior Percentage exceeds the initial Senior Percentage. Furthermore, as set forth herein, the Senior Accelerated Distribution Percentage will exceed the Senior Percentage during the [___] through [___] years following the Delivery Date, and scheduled reductions to the Senior Accelerated Distribution Percentage are subject to postponement based on the loss and delinquency experience of the Mortgage Loans. Accordingly, the Class M Certificates will not be entitled to any prepayments for at least the first [___] years after the Delivery Date (unless the Certificate Principal Balances of the Senior Certificates (other than the Principal Only Certificates) are reduced to zero before the end of such period), and may receive no prepayments or a disproportionately large or small portion of prepayments (relative to the Class M Percentage) during certain periods thereafter. See "--Principal Distributions on the Senior Certificates" herein. Allocation of Losses; Subordination

         The Subordination provided to the Senior Certificates by the Class B Certificates and Class M Certificates and the Subordination provided to the Class M Certificates by the Class B Certificates will cover Realized Losses on the Mortgage Loans that are Defaulted Mortgage Losses, Fraud Losses, Bankruptcy Losses (each as defined in the Prospectus) and Special Hazard Losses (as defined herein), to the extent described herein. Any Realized Losses which do not constitute Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses will be allocated first, to the Class B
Certificates; second, to the Class M Certificates, in each case until the Certificate Principal Balance of the Class M Certificates have been reduced to zero; and third, if any such Realized Losses are on any item of Discount Mortgage Loans, to the Principal Only Certificates in an amount equal to the related Discount Fraction of the principal portion of such Realized Losses, and the remainder of such Realized Losses and the entire amount of such Realized Losses on Non-Discount Mortgage Loans will be allocated to the remaining classes of Senior Certificates on a pro rata basis. Any allocation of a Realized Loss (other than a Debt Service Reduction) to a Certificate will be made by reducing the Certificate Principal Balance thereof, in the case of the principal portion of such Realized Loss, and the Accrued Certificate Interest thereon, in the case of the interest portion of such Realized Loss, by the amount so allocated as of the Distribution Date occurring in the month following the calendar month in which such Realized Loss was incurred. In addition, any such allocation of a Realized Loss to a Class M Certificate may also be made by operation of the payment priority to the Senior Certificates set forth under "--Principal Distributions on the Senior Certificates" and the Class M Certificates. As used herein, "Debt Service Reduction" means a reduction in the amount of the monthly payment due to certain bankruptcy proceedings, but does not include any permanent forgiveness of principal. As used herein, "Subordination" refers to the provisions discussed above for the sequential allocation of Realized Losses among the various classes, as well as all provisions effecting such allocations including the priorities for distribution of cash flows in the amounts described herein.

         Allocations of the principal portion of Debt Service Reductions to the Class M Certificates and the Class B Certificates will result from the priority of distributions of the Available Distribution Amount as described herein under "--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates," which distributions shall be made first to the Senior Certificates and then to the Class M Certificates. An allocation of the interest portion of a Realized Loss as well as the principal portion of Debt Service Reductions will not reduce the level of Subordination, as such term is defined herein, until an amount in respect thereof has been actually disbursed to the Senior Certificateholders or the Class M Certificateholders, as applicable. The holders of the Offered Certificates will not be entitled to any additional payments with respect to Realized Losses from amounts otherwise distributable on any classes of Certificates subordinate thereto (except in limited circumstances in respect of any Excess Subordinate Principal Amount and, in the case of the Principal Only Certificates, because an amount equal to the Discount Fraction of the Stated Principal Balance of an item of Discount Mortgage Loans will be paid to the Principal Only Certificates as described in clause (3) of the definition of "Class A-4 Principal Distribution Amount"). Accordingly, the Subordination provided to the Senior Certificates (other than the Principal Only Certificates) and to the Class M Certificates by the Class B Certificates with respect to Realized Losses allocated on any Distribution Date will be effected primarily by increasing the Senior Percentage or the Class M Percentage of future distributions of principal of the remaining Mortgage Loans. Because the Discount Fraction of the Discount Mortgage Loans will not change over time, the protection from losses provided to the Principal Only Certificates by the Subordinate Certificates is limited to the prior right of the Principal Only Certificates to receive distributions in respect of principal as described herein under "--Principal Distributions on the Senior Certificates". Furthermore, principal losses on the Mortgage Loans that are not covered by Subordination will be allocated to the Principal Only Certificates only to the extent they occur on any item of Discount Mortgage Loans and only to the extent of the related Discount Fraction of such losses. Such allocation of principal losses on the Discount Mortgage Loans may result in such losses being allocated in an amount that is greater or less than would have been the case had such losses been allocated in proportion to the Certificate Principal Balance of the Principal Only Certificates. Thus, the Senior Certificates (other than the Principal Only Certificates) will bear the entire amount of losses that are not covered by Subordination other than the amount allocable to the Principal Only Certificates, which losses will be allocated among all classes of Senior Certificates other than the Principal Only Certificates on a pro rata basis in proportion to their respective Certificate Principal Balances.

         Any Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses, Extraordinary Losses or other losses of a type not covered by the Subordination on Non-Discount Mortgage Loans will be allocated on a pro rata basis among the Senior Certificates (other than the Principal Only Certificates), Class M Certificates and Class B Certificates (any such Realized Losses so allocated to the Senior Certificates (other than the Principal Only Certificates) or Class M Certificates will be allocated without priority among the various classes of Senior Certificates (other than the Principal Only Certificates) or Class M Certificates). The principal portion of such losses on Discount Mortgage Loans will be allocated to the Principal Only Certificates in an amount equal to the related Discount Fraction thereof, and the remainder of such losses on Discount Mortgage Loans will be allocated among the remaining Certificates on a pro rata basis. An allocation of a Realized Loss on a "pro rata basis" among two or more classes of Certificates means an allocation to each such class of Certificates on the basis of its then outstanding Certificate Principal Balance prior to giving effect to distributions to be made on such Distribution Date in the case of an allocation of the principal portion of a Realized Loss or based on the Accrued Certificate Interest thereon in the case of an allocation of the interest portion of a Realized Loss.

         With respect to any defaulted Mortgage Loan that is finally liquidated, through foreclosure sale, disposition of the related Mortgaged Property if acquired on behalf of the Certificateholders by deed in lieu of foreclosure, or otherwise, the amount of loss realized, if any, will equal the portion of the Stated Principal Balance remaining, if any, plus interest thereon through the last day of the month in which such Mortgage Loan was finally liquidated, after application of all amounts recovered (net of amounts reimbursable to the Master Servicer
[or the Subservicer] for Advances and expenses, including attorneys' fees) towards interest and principal owing on the Mortgage Loan. Such amount of loss realized and any Special Hazard Losses, Fraud Losses and Bankruptcy Losses are referred to herein as "Realized Losses."

         In order to maximize the likelihood of distribution in full of the Senior Interest Distribution Amount, the Class A-4 Principal Distribution Amount and the Senior Principal Distribution Amount, on each Distribution Date, holders of Senior Certificates have a right to distributions of the Available Distribution Amount that is prior to the rights of the holders of the Subordinate Certificates, to the extent necessary to satisfy the Senior Interest Distribution Amount, the Class A-4 Principal Amount and the Senior Principal Distribution Amount. Similarly, holders of the Class M Certificates have a right to distributions of the Available Distribution Amount prior to the rights of holders of the Class B Certificates.

         The application of the Senior Accelerated Distribution Percentage (when it exceeds the Senior Percentage) to determine the Senior Principal Distribution Amount will accelerate the amortization of the Senior Certificates (other than the Principal Only Certificates) relative to the actual amortization of the Mortgage Loans. The Principal Only Certificates will not receive more than the Discount Fraction of any unscheduled payment relating to any item of Discount Mortgage Loans. To the extent that the Senior Certificates (other than the Principal Only Certificates) are amortized faster than the Mortgage Loans, in the absence of offsetting Realized Losses allocated to the Certificates, the percentage interest evidenced by the Senior Certificates (other than the Principal Only Certificates) in the Trust Fund will be decreased (with a corresponding increase in the interest in the Trust Fund evidenced by the Subordinate Certificates), thereby increasing, relative to their respective Certificate Principal Balances, the Subordination afforded to the Senior Certificates by the Subordinate Certificates collectively.

         The aggregate amount of Realized Losses which may be allocated in connection with Special Hazard Losses (the "Special Hazard Amount") through Subordination shall initially be equal to $[__________]. As of any date of determination following the Cut-off Date, the Special Hazard Amount shall equal $[__________] less the sum of (i) any amounts allocated through Subordination in respect of Special Hazard Losses and (ii) the Adjustment Amount. The "Adjustment Amount" will be equal to an amount calculated pursuant to the terms of the Pooling and Servicing Agreement. As used in this Prospectus Supplement, "Special Hazard Losses" has the same meaning set forth in the Prospectus, except that Special Hazard Losses will not include and the Subordination will not cover Extraordinary Losses, and Special Hazard Losses will not exceed the lesser of the cost of repair or replacement of the related Mortgaged Properties.

         The aggregate amount of Realized Losses which may be allocated in connection with Fraud Losses (the "Fraud Loss Amount") through Subordination shall initially be equal to $[__________]. As of any date of determination after the Cut-off Date, the Fraud Loss Amount shall equal (i) prior to the first anniversary of the Cut-off Date an amount equal to [____]% of the aggregate principal balance of all of the Mortgage Loans as of the Cut-off Date minus the aggregate amounts allocated through Subordination with respect to Fraud Losses up to such date of determination and (ii) from the [__________] to the [__________] anniversary of the Cut-off
Date, an amount equal to (a) the lesser of (1) the Fraud Loss Amount as of the most recent anniversary of the Cut-off Date and (2) [____]% of the aggregate principal balance of all of the Mortgage Loans as of the most recent anniversary of the Cut-off Date minus (b) the aggregate amounts allocated through Subordination with respect to Fraud Losses since the most recent anniversary of the Cut-off Date up to such date of determination. On and after the [__________] anniversary of the Cut-off Date the Fraud Loss Amount shall be zero and Fraud Losses shall not be allocated through Subordination.

         The aggregate amount of Realized Losses which may be allocated in connection with Bankruptcy Losses (the "Bankruptcy Amount") through Subordination will initially be equal to $[__________]. As of any date of determination on or after the [__________] anniversary of the Cut-off Date, the Bankruptcy Amount will equal the excess, if any, of (i) the lesser of (a) the Bankruptcy Amount as of the business day next preceding the most recent anniversary of the Cut-off Date (the "Relevant Anniversary") and (b) an amount calculated pursuant to the terms of the Pooling and Servicing Agreement, which amount as calculated will provide for a reduction in the Bankruptcy Amount, over
(ii) the aggregate amount of Bankruptcy Losses allocated solely to the Subordinate Certificates through Subordination since the Relevant Anniversary.

         Notwithstanding the foregoing, the provisions relating to Subordination will not be applicable in connection with a Bankruptcy Loss so long as the Master Servicer has notified the Trustee in writing that the Master Servicer is diligently pursuing any remedies that may exist in connection with the representations and warranties made regarding the related Mortgage Loan and either (i) the related Mortgage Loan is not in default with regard to payments due thereunder or (ii) delinquent payments of principal and interest under the related Mortgage Loan and any premiums on any applicable Primary Hazard Insurance Policy and any related escrow payments in respect of such Mortgage
Loan are being advanced on a current basis by the Master Servicer or a Subservicer.

         [The Special Hazard Amount, Fraud Amount and Bankruptcy Amount are subject to further reduction with consent of the Rating Agencies.]

[Advances]

         [Prior to each Distribution Date, the Master Servicer is required to make Advances (out of its own funds[, advances made by a Subservicer] or funds held in the Custodial Account (as described in the Prospectus) for future distribution or withdrawal) with respect to any payments of principal and interest (net of the related Servicing Fees) which were due on the Mortgage Loans on the immediately preceding Due Date and delinquent on the business day next preceding the related Determination Date.] [to be revised for Simple Interest Mortgage Loans]

         [Such Advances are required to be made only to the extent they are deemed by the Master Servicer to be recoverable from related late collections, Insurance Proceeds, Liquidation Proceeds or amounts otherwise payable to the holders of the Subordinate Certificates. The purpose of making such Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Master Servicer will not be required to make any Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to Debt Service Reductions or the application of the Relief Act or similar legislation or regulation. Any failure by the Master Servicer to make an Advance as required under the Pooling and Servicing Agreement will constitute an Event of Default thereunder, in which case the Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the Pooling and Servicing Agreement.]

         [All Advances will be reimbursable to the Master Servicer on a first priority basis from either (a) late collections, Insurance Proceeds and Liquidation Proceeds from the Mortgage Loans as to which such unreimbursed Advance was made or (b) as to any Advance that remains unreimbursed following the final liquidation of the related item of Mortgage Loans, from amounts otherwise distributable on the Subordinate Certificates; provided, however, that only the Subordinate Percentage of such Advances are reimbursable from amounts otherwise distributable on the Subordinate Certificates in the event that such Advances were made with respect to delinquencies which ultimately were determined to be Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses or Extraordinary Losses and the Senior Percentage of such Advances which may not be so reimbursed from amounts otherwise distributable on the Subordinate Certificates may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates. In the latter event, the aggregate amount otherwise distributable on the Senior Certificates will be reduced by an amount equal to the Senior Percentage of such Advances. In addition, if the Certificate Principal Balance of the Subordinate Certificates has been reduced to zero, any Advances previously made which are deemed by the Master Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer out of any funds in the Custodial Account or Certificate Account prior to distributions on the Senior Certificates.]


                                    CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

General

         The yields to maturity and the aggregate amount of distributions on the Offered Certificates will be affected by the rate and timing of principal payments on the Mortgage Loans and the amount and timing of Mortgagor defaults resulting in Realized Losses. Such yields may be adversely affected by a higher or lower than anticipated rate of principal payments on the Mortgage Loans in the Trust Fund. The rate of principal payments on such Mortgage Loans will in turn be affected by the amortization schedules of the Mortgage Loans, the rate and timing of principal prepayments thereon by the Mortgagors, liquidations of defaulted Mortgage Loans and repurchases of Mortgage Loans due to certain breaches of representations. The timing of changes in the rate of prepayments, liquidations and repurchases of the Mortgage Loans may, and the timing of Realized Losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.
Since the rate and timing of principal payments on the Mortgage Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the timing of principal payments on the Offered Certificates.

         The Mortgage Loans may be prepaid by the Mortgagors at any time without payment of any prepayment fee or penalty. The Mortgage Loans contain due-on-sale clauses. As described under "Description of the Certificates--Principal Distributions on the Senior Certificates" and "--Principal Distributions on the Class M Certificates" herein, during certain periods all or a disproportionately large percentage of principal prepayments on the Mortgage Loans will be allocated among the Senior Certificates (other than the Principal Only Certificates) and, during certain periods, no principal prepayments or a disproportionately small or large portion of principal prepayments on the Mortgage Loans relative to the Class M Percentage will be distributed on the Class M Certificates. Prepayments, liquidations and purchases of the Mortgage Loans will result in distributions to holders of the Offered Certificates of principal amounts that would otherwise be distributed over the remaining terms of the Mortgage Loans. Factors affecting prepayment (including defaults and liquidations) of mortgage loans include changes in borrowers' housing needs, job transfers, unemployment, borrowers' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates, solicitations and servicing decisions. In addition, if prevailing mortgage interest rates fell significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) would be expected to increase. Conversely, if prevailing mortgage interest rates rose significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayments on the Mortgage Loans would be expected to decrease.

         The rate of defaults on the Mortgage Loans will also affect the rate and timing of principal payments on the Mortgage Loans. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. Although little data is available with respect to the rate of default on mortgage loans secured by second liens, the rate of default of mortgage loans secured by second liens may be greater than that of mortgage loans secured by first liens on comparable properties. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high [Combined] Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" and "Risks Associated with the Mortgage Loans" in the Prospectus.

         After the Certificate Principal Balances of the Class B Certificates have been reduced to zero, the yield to maturity on the class of Class M Certificates will be extremely sensitive to losses on the Mortgage Loans (and the timing thereof) because the entire amount of losses that are covered by Subordination will be allocated to such Class M Certificates. Furthermore, because principal distributions are paid to certain classes of Senior Certificates before other classes, holders of classes having a later priority of payment bear a greater risk of losses than holders of classes having earlier priorities for distribution of principal.

         Because the Mortgage Rates on the Mortgage Loans and the Pass-Through Rates on the Offered Certificates (other than the Stripped Interests Certificates) are fixed, such rates will not change in response to changes in market interest rates. The Pass-Through Rate on the Stripped Interests Certificates is based on the weighted average of the Pool Strip Rates on the Mortgage Loans and such Pool Strip Rates will not change in response to changes in market interest rates. Accordingly, if market interest rates or market yields for securities similar to the Offered Certificates were to rise, the market value of the Offered Certificates may decline.

          [Although the Mortgage Rates on the Mortgage Loans will adjust annually, such increases and decreases will be limited by the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate, if applicable, on each Mortgage Loan, and will be based on the Index (which may not rise and fall consistently with prevailing mortgage rates) plus the related Note Margin (which may be different from the prevailing margins on other mortgage loans). As a result, the Mortgage Rates on the Mortgage Loans at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the Mortgage Loans have Maximum Mortgage Rates, if prevailing mortgage rates were to increase above the Maximum Mortgage Rates, the rate of prepayment on the Mortgage Loans may be expected to decrease, and the yield to investors may be less than prevailing mortgage rates. In general, if prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayments (including refinancings) will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans will be expected to decrease.]

         As described above under "Description of the Offered Certificates--Allocation of Losses; Subordination" and "--Advances," amounts otherwise distributable to the Class M Certificates may be made available to protect the holders of the Senior Certificates against interruptions in distributions due to certain Mortgagor delinquencies, to the extent not covered by Advances. Such delinquencies may affect the yields to investors in the Class M Certificates, and, even if subsequently cured, may affect the timing of the receipt of distributions by the holders of the Class M Certificates. Furthermore, the Principal Only Certificates will share in the principal portion of Realized Losses on the Mortgage Loans only to the extent that they are incurred with respect to Discount Mortgage Loans and only to the extent of the related Discount Fraction; thus, after the Class B Certificates and the Class M Certificates are retired or in the case of Excess Special Hazard Losses, Excess Fraud Losses, Excess Bankruptcy Losses and Extraordinary Losses, the Senior Certificates (other than the Principal Only Certificates) may be affected to a greater extent by losses on Non-Discount Mortgage Loans than losses on Discount Mortgage Loans. In addition, a higher than expected rate of delinquencies or losses will also affect the rate of principal payments on the Class M Certificates if such delinquencies or losses cause the scheduled reduction of the Senior Accelerated Distribution Percentage to be delayed.

         The amount of interest otherwise payable to holders of the Offered Certificates will be reduced by any interest shortfalls to the extent not covered by Subordination or by the Master Servicer as described below, including Prepayment Interest Shortfalls and, in the case of each class of the Class M Certificates, the interest portions of Realized Losses allocated solely to such class of Certificates. See "Yield Considerations" in the Prospectus and "Description of the Offered Certificates--Interest Distributions" herein for a discussion of the effect of principal prepayments on the Mortgage Loans on the yields to maturity of the Offered Certificates and certain possible shortfalls in the collection of interest. [Prior to the Accretion Termination Date, interest shortfalls allocated to the Accrual Certificates will reduce the amount added to the Certificate Principal Balance thereof in respect of Accrued Certificate Interest and will result in a corresponding reduction of the amount available for distributions in respect of principal on the Senior Certificates. Furthermore, because such interest shortfalls will result in the Certificate Principal Balance of the Accrual Certificates being less than it would be in the absence of such interest shortfalls, the amount of interest that will accrue in the future on the Accrual Certificates and be available for distributions in respect of principal on the Senior Certificates will be reduced. Accordingly, the weighted average lives and assumed final Distribution Dates of the Senior Certificates will be extended.]

         With respect to any Distribution Date, Prepayment Interest Shortfalls resulting from prepayments in full for such Distribution Date will be offset by the Master Servicer to the extent such Prepayment Interest Shortfalls do not exceed [one-twelfth of _____% of the Stated Principal Balance of the Mortgage Loans immediately preceding such Distribution Date]. Thus, the yield to investors in the Offered Certificates generally will not be affected by Prepayment Interest Shortfalls allocable thereto resulting from prepayments in full in the month preceding any Distribution Date to the extent that such shortfalls do not exceed the amount offset by the Master Servicer.

         The yield to maturity on each class of the Offered Certificates will depend on the prices paid by the holders of the Offered Certificates and the related Pass-Through Rate. The extent to which the yield to maturity of an Offered Certificate is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a class of Offered Certificates is purchased at a premium and principal distributions thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a class of Offered Certificates is purchased at a discount and principal distributions thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Certificates, see "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         [A number of factors affect the performance of the Index and may cause the Index to move in a manner different from other indices. To the extent that the Index may reflect changes in the general level of interest rates less quickly than other indices, in a period of rising interest rates, increases in the yield to Offered Certificateholders due to such rising interest rates may occur later than that which would be produced by other indices, and in a period of declining rates, the Index may remain higher than other market interest rates which may result in a higher level of prepayments of the Mortgage Loans, which adjust in accordance with the Index, than of mortgage loans which adjust in accordance with other indices.]

         The assumed final Distribution Date with respect to each class of the Offered Certificates is [_____ __, ____] which is the Distribution Date [immediately] [___ months] following the latest scheduled maturity date for any Mortgage Loan. No event of default, change in the priorities for distribution among the various classes or other provisions under the Pooling and Servicing Agreement will arise or become applicable solely by reason of the failure to retire the entire Certificate Principal Balance of any class of Certificates on or before its assumed final Distribution Date.

         "Weighted Average Life" refers to the average amount of time that will elapse from the date of issuance of a security to the date of distribution to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The Weighted Average Life of the Offered
Certificates will be influenced by, among other things, the rate at which principal of the Mortgage Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations.

         [Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement, the standard prepayment assumption ("SPA"), represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of new mortgage loans. A prepayment assumption of 100% SPA assumes constant prepayment rates of [___]% per annum of the then outstanding principal balance of such mortgage loans in the first month of the life of the mortgage loans and an additional [___]% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the mortgage loans, 100% SPA assumes a constant prepayment rate of [___]% per annum each month. As used in the table below, "0% SPA" assumes prepayment rates equal to 0% of SPA (no prepayments). Correspondingly, "[___]% SPA" assumes prepayment rates equal to [___]% of SPA, and so forth. SPA does not purport to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans.]

Modeling Assumptions

         The table set forth below has been prepared on the basis of certain assumptions (the "Modeling Assumptions") as described below regarding the weighted average characteristics of the Mortgage Loans that are expected to be included in the Trust Fund as described under "Description of the Mortgage Pool" herein and the performance thereof. The table assumes, among other things, that:
[(i) as of the date of issuance of the Offered Certificates, the aggregate principal balance of the Discount Mortgage Loans is $[__________] and each item of Discount Mortgage Loans has a Mortgage Rate of [___]% per annum, an original term to maturity of [___] months, a remaining term to maturity of [___] months and a related Servicing Fee Rate of approximately [___]% per annum, and the aggregate principal balance of the Non-Discount Mortgage Loans is $[___________] and each item of Non-Discount Mortgage Loans has a Mortgage Rate of [___]% per annum, an original term to maturity of [___] months, a remaining term to maturity of [___] months and a related Servicing Fee Rate of approximately [___]% per annum; (ii) the scheduled monthly payment for each Mortgage Loan has been based on its outstanding balance, interest rate and remaining term to maturity, such that the Mortgage Loan will amortize in amounts sufficient for repayment thereof over its remaining term to maturity; (iii) none of the Mortgage Loans Sellers, the Master Servicer or the Company will repurchase any Mortgage Loan and neither the Master Servicer nor the Company exercises any option to purchase the Mortgage  Loans and thereby cause a termination  of the Trust Fund;
(iv) there are no delinquencies or Realized Losses on the Mortgage Loans, and principal payments on the Mortgage Loans will be timely received together with prepayments, if any, at the respective constant percentages of SPA set forth in the table; (v) there is no Prepayment Interest Shortfall or any other interest shortfall in any month; (vi) payments on the Certificates will be received on the [25th] day of each month, commencing [________ 25, 199_]; (vii) payments on the Mortgage Loans earn no reinvestment return; (viii) there are no additional ongoing Trust Fund expenses payable out of the Trust Fund; and (ix) the
Certificates   will  be  purchased  on  [_____  __,  199_].]  [Conform  to  pool parameters.]

         SOME OF THE FOREGOING MODELING ASSUMPTIONS REGARDING THE
CHARACTERISTICS OF THE MORTGAGE LOANS AND THE CERTIFICATES
DIFFER FROM ACTUAL CHARACTERISTICS THEREOF.

         The actual characteristics and performance of the Mortgage Loans will differ from the Modeling Assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is unlikely that the Mortgage Loans will prepay at a constant level of SPA until maturity or that all of the Mortgage Loans will prepay at the same level of SPA. Moreover, the diverse remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the table at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Any difference between such Modeling Assumptions and the actual characteristics and performance of the Mortgage Loans, or actual prepayment or loss experience, will affect the percentages of initial Certificate Principal Balances outstanding over time and the weighted average lives of the classes of Offered Certificates.

         Subject to the foregoing discussion and assumptions, the following table indicates the Weighted Average Life of each class of Offered Certificates (other than the Stripped Interests Certificates [and Residual Certificates]) and sets forth the percentages of the initial Certificate Principal Balance of each such class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of SPA.

         Percent of Initial Certificate Principal Balance Outstanding at the Following Percentages of SPA


Distribution Date          Class A-1              Class A-2
  Class A-3             Class A-4              Class M
-----------------
                     ---------------------
                     0%[  ]%[  ]%[  ]%[  ]%  0% [  ][  ][  ][  ]%

 0%[  [% ][  ][  ]%   0%[  ][  ][  ][  ]%   0%[  ][  [% ][  ]%
                     ----------------------  -- -----------------    ------------------   -------------------   ------------------

Initial Percentage































Weighted Average
  Life Years**


 * Indicates a number that is greater than zero but less than 0.5%.
**    [The Weighted  Average Life of a Certificate of any class is determined by
      (i) multiplying the amount of each distribution in reduction of Certificate Principal Balance by the number of years from the date of issuance of the Certificate to the related Distribution Date, (ii) adding the results, and (iii) dividing the sum by the initial Certificate Principal Balance of the Certificate.]

This table has been prepared based on the Modeling Assumptions (including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Principal  Only   Certificate   and   Stripped   Interests   Certificate   Yield
     Considerations
         The amounts payable with respect to the Principal Only Certificates derive only from principal payments on the Discount Mortgage Loans. As a result, the yield on the Principal Only Certificates will be adversely affected by slower than expected payments of principal (including prepayments, defaults and liquidations) on the Discount Mortgage Loans.

         The yield to maturity on the Stripped Interests Certificates will be extremely sensitive to both the timing of receipt of principal prepayments and the overall rate of principal prepayments and defaults on the Mortgage Loans, which rate may fluctuate significantly over time. Investors in the Stripped Interests Certificates should fully consider the risk that a rapid rate of principal prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

         The following tables indicate the sensitivity of the pre-tax yield to maturity on the Principal Only Certificates and Stripped Interests Certificates to various constant rates of prepayment on the Mortgage Loans by projecting the monthly aggregate payments on the Principal Only Certificates and Stripped Interests Certificates and computing the corresponding pre-tax yields to maturity on a corporate bond equivalent basis, based on the assumptions described in clauses (i) through (ix) of the Modeling Assumptions, including the assumptions regarding the characteristics and performance of the Mortgage Loans, which differ from the actual characteristics and performance thereof and assuming the aggregate purchase prices set forth below and assuming further the Pass-Through Rate and Notional Amount of the Stripped Interests Certificates are as set forth herein. Any differences between the Modeling Assumptions and the actual characteristics and performance of the Mortgage Loans and of the Certificates may result in yields being different from those shown in such tables. Discrepancies between assumed and actual characteristics and performance underscore the hypothetical nature of the tables, which are provided only to give a general sense of the sensitivity of yields in varying prepayment scenarios.

                   Pre-Tax Yield to Maturity of the Principal Only
                  Certificates at the Following Percentages of SPA


Assumed Purchase Price     0%    [    ]%    [    ]%  [    ]%   [    ]%  [    ]%
----------------------  -----    -------    -------  -------   -------  -------

$[------------]         [----]%  [----]%    [----]%  [----]%   [----]%  [----]%


               Pre-Tax Yield to Maturity of the Stripped Interests
                Certificates at the Following Percentages of SPA


Assumed Purchase Price     0%  [    ]%   [    ]%  [    ]%   [    ]%   [    ]%
----------------------  -----  -------   -------  -------   -------   -------

$[------------]         [----]%[----]%   [----]%  [----]%   [----]%   [----]%


         Each pre-tax yield to maturity set forth in the preceding tables was calculated by determining the monthly discount rate which, when applied to the assumed stream of cash flows to be paid on the Principal Only Certificates or Stripped Interests Certificates, as applicable, would cause the discounted present value of such assumed stream of cash flows to equal the assumed purchase price listed in the related table. Accrued interest is included in the assumed purchase price of the Stripped Interests Certificates and is used in computing the corporate bond equivalent yields shown in the table relating to the Stripped Interests Certificates. These yields do not take into account the different interest rates at which investors may be able to reinvest funds received by them as distributions on the Principal Only Certificates and Stripped Interests Certificates, and thus do not reflect the return on any investment in such Certificates when any reinvestment rates other than the discount rates are considered.

         Notwithstanding the assumed prepayment rates reflected in the preceding tables, it is highly unlikely that the Mortgage Loans will be prepaid according to one particular pattern. For this reason, and because the timing of cash flows is critical to determining yields, the pre-tax yields to maturity on the Principal Only Certificates and Stripped Interests Certificates are likely to differ from those shown in the tables, even if all of the Mortgage Loans prepay at the indicated constant percentages of SPA over any given time period or over the entire life of the Certificates. A lower than anticipated rate of principal prepayments on the Discount Mortgage Loans will have a material adverse effect on the yield to maturity of the Principal Only Certificates. The rate and timing of principal prepayments on the Discount Mortgage Loans may differ from the rate and timing of principal prepayments on the Mortgage Pool. In addition, because the Discount Mortgage Loans have Net Mortgage Rates that are lower than the Net Mortgage Rates of the Non-Discount Mortgage Loans, and because Mortgage Loans with lower Net Mortgage Rates are likely to have lower Mortgage Rates, the Discount Mortgage Loans is generally likely to prepay under most circumstances at a lower rate than the Non-Discount Mortgage Loans. In addition, holders of the Stripped Interests Certificates generally have rights to relatively larger portions of interest payments on Mortgage Loans with higher Mortgage Rates; thus, the yield on the Stripped Interests Certificates will be materially adversely affected to a greater extent than on the other Offered Certificates if the Mortgage Loans with higher Mortgage Rates prepay faster than the Mortgage Loans with lower Mortgage Rates. Because Mortgage Loans having higher Pool Strip Rates generally have higher Mortgage Rates, such Mortgage Loans are generally more likely to be prepaid under most circumstances than are Mortgage Loans having lower Pool Strip Rates.

         There can be no assurance that the Mortgage Loans will prepay at any particular rate or that the yields on the Principal Only Certificates and Stripped Interests Certificates will conform to the yields described herein. Moreover, the various remaining terms to maturity of the Mortgage Loans could produce slower or faster principal distributions than indicated in the preceding tables at the various constant percentages of SPA specified, even if the weighted average remaining term to maturity of the Mortgage Loans is as assumed. Investors are urged to make their investment decisions based on their determinations as to anticipated rates of prepayment under a variety of scenarios. Investors in the Stripped Interests Certificates should fully consider the risk that a rapid rate of prepayments on the Mortgage Loans could result in the failure of such investors to fully recover their investments.

         For   additional   considerations   relating   to  the  yields  on  the
Certificates,   see  "Yield   Considerations"   and  "Maturity  and   Prepayment
Considerations" in the Prospectus.

Additional Yield Considerations Applicable Solely to the Residual Certificates

         The Residual Certificateholders' after-tax rate of return on their Residual Certificates will reflect their pre-tax rate of return, reduced by the taxes required to be paid with respect to the Residual Certificates. Holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates during the early years of the REMIC's term that substantially exceed any distributions payable thereon during any such period. In addition, holders of Residual Certificates may have tax liabilities with respect to their Residual Certificates the present value of which substantially exceeds the present value of distributions payable thereon and of any tax benefits that may arise with respect thereto. Accordingly, the after-tax rate of return on the Residual Certificates may be negative or may otherwise be significantly adversely affected. The timing and amount of taxable income attributable to the Residual Certificates will depend on, among other things, the timing and amounts of prepayments and losses experienced with respect to the Mortgage Pool.

         The Residual Certificateholders should consult their tax advisors as to the effect of taxes and the receipt of any payments made to such holders in connection with the purchase of the Residual Certificates on after-tax rates of return on the Residual Certificates. See "Certain Federal Income Tax Consequences" herein and in the Prospectus.


                                            POOLING AND SERVICING AGREEMENT

General
     The Certificates will be issued pursuant to the Pooling and Servicing Agreement. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the terms and conditions of the Pooling and Servicing Agreement and the Senior Certificates. [The Trustee will appoint ______________________ to serve as Custodian in connection with the Certificates.] The Senior Certificates will be transferable and exchangeable at the corporate trust office of the Trustee, which will serve as Certificate Registrar and Paying Agent. The Company will provide a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Pooling and Servicing Agreement. Requests should be addressed to the [__________] of Residential Funding Mortgage Securities II, Inc., [____________________]. In addition to the circumstances described in the Prospectus, the Company may terminate the Trustee for cause under certain circumstances. See "The Pooling and Servicing Agreement--The Trustee" in the Prospectus.
The Master Servicer

         Residential Funding Corporation, an indirect wholly-owned subsidiary of GMAC Mortgage and an affiliate of the Company, will act as master servicer for the Certificates pursuant to the Pooling and Servicing Agreement. For a general description of the Master Servicer and its activities, see "The Pooling and Servicing Agreement" in the Prospectus.]

Servicing and Other Compensation and Payment of Expenses

         The Servicing Fees for each Mortgage Loan are payable out of the interest payments on such Mortgage Loan. The Servicing Fees in respect of each Mortgage Loan will be at least [____]% and not more than [____]% per annum of the outstanding principal balance of each Mortgage Loan. The Servicing Fees consist of (a) servicing compensation payable to the Master Servicer in respect of its master servicing activities, and (b) subservicing and other related compensation payable to the subservicer (including such compensation paid to the Master Servicer as the direct servicer of a Mortgage Loan for which there is no subservicer]. The primary compensation to be paid to the Master Servicer in respect of its servicing activities will be [____]% per annum (the "Servicing Fee Rate") of the outstanding principal balance of each item of Mortgage Loans. As described more fully in the Prospectus, a Subservicer is entitled to servicing compensation in a minimum amount equal to [____]% per annum of the outstanding principal balance of each item of Mortgage Loans serviced by it. The Master Servicer is obligated to pay certain ongoing expenses associated with the Trust Fund and incurred by the Master Servicer in connection with its responsibilities under the Pooling and Servicing Agreement. See "Description of the Certificates--Servicing and Administration of Mortgage Loans" in the Prospectus for information regarding other possible compensation to the Master Servicer and subservicers and for information regarding expenses payable by the Master Servicer.

Voting Rights

         Certain actions specified in the Prospectus that may be taken by the Certificateholders evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of the Voting Rights. [__]% of all Voting Rights will be allocated among all holders of the Certificates (other than the Stripped Interests Certificates and Residual Certificates) in proportion to their then outstanding Certificate Principal Balances, and [_]% and [_]% of all Voting Rights will be allocated among holders of the Stripped Interests Certificates and the Residual Certificates, in proportion to the percentage interests evidenced by their respective Certificates.

[Termination]

         [The circumstances under which the obligations created by the Pooling and Servicing Agreement will terminate in respect of the Offered Certificates are described in "Pooling and Servicing Agreement--Termination; Retirement of Certificates" in the Prospectus. The Master Servicer or the Company will have the option on any Distribution Date on which the aggregate principal balance of the Mortgage Loans is less than [__]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date either (i) to purchase all remaining
Mortgage Loans and other assets in the Trust Fund, thereby effecting early retirement of the Offered Certificates or (ii) purchase in whole, but not in part, the Certificates. Any such purchase of Mortgage Loans and other assets of the Trust Fund shall be made at a price equal to the sum of (a) 100% of the unpaid principal balance of each item of Mortgage Loans (or, the fair market value of the related underlying Mortgaged Properties with respect to defaulted Mortgage Loans as to which title to such underlying Mortgaged Properties has been acquired if such fair market value is less than such unpaid principal balance) (net of any unreimbursed Advance attributable to principal) as of the Distribution Date on which the purchase proceeds are to be distributed plus (b) accrued interest thereon at the Net Mortgage Rate to, but not including, the first day of the month of repurchase. Distributions on the Certificates in respect of any such optional termination will be paid, first, to the Senior Certificates and the Class M Certificates, pro rata, based on their respective Certificate Principal Balances, second, to the Class B Certificates. The proceeds of any such distribution may not be sufficient to distribute the full amount to each class of Certificates if the purchase price is based in part on the fair market appraised value of any underlying Mortgaged Property and such appraised value is less than 100% of the unpaid principal balance of the related Mortgage Loan. Any such purchase of the Certificates will be made at a price equal to 100% of the Certificate Principal Balance thereof plus the sum of one month's interest thereon at the applicable Pass-Through Rate and any previously unpaid Accrued Certificate Interest. Upon the purchase of the Certificates or at any time thereafter, at the option of the Master Servicer or the Company, the Mortgage Loans may be sold, thereby effecting a retirement of the Certificates and the termination of the Trust Fund, or the Certificates so purchased may be held or resold by the Master Servicer or the Company.

         Upon presentation and surrender of the Offered Certificates in connection with the termination of the Trust Fund or a purchase of Certificates under the circumstances described above, the holders of the Offered Certificates will be entitled to receive, subject to the priorities set forth above, an amount equal to the Certificate Principal Balance of such class plus one month's interest thereon (or with respect to the Stripped Interests Certificates, one month's interest on the Notional Amount) at the applicable Pass-Through Rate plus any previously unpaid Accrued Certificate Interest.]


                                        CERTAIN FEDERAL INCOME TAX CONSEQUENCES

          Upon the issuance of the Offered Certificates, ______________________, counsel to the Company, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes, the Trust Fund will qualify as a REMIC under the Code.
         For federal income tax purposes, the Residual Certificates will be the sole class of "residual interests" in the Trust Fund and the Offered Certificates (other than the Residual Certificates) and Class B Certificates will represent ownership of "regular interests" in the Trust Fund and will generally be treated as representing ownership of debt instruments of the Trust Fund. See "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

          The Certificates will not be treated as having been issued with original issue discount for federal income tax reporting purposes. The Certificates will, be treated as having been issued with original issue discount for federal income tax reporting purposes. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, market discount and premium, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a rate equal to ___% SPA. No representation is made that the Mortgage Loans will prepay at that rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.
         The OID Regulations suggest that original issue discount with respect to securities such as the Stripped Interests Certificates that represent multiple uncertificated REMIC regular interests, in which ownership interests will be issued simultaneously to the same buyer and which are required under the Pooling and Servicing Agreement to be transferred together, should be computed on an aggregate method. In the absence of further guidance from the IRS, original issue discount with respect to the uncertificated regular interests represented by the Stripped Interests Certificates will be reported to the IRS and the Certificateholders on an aggregate method based on a single overall constant yield and the prepayment assumption stated above, treating all such uncertificated regular interests as a single debt instrument as set forth in the OID Regulations.

         If the method for computing original issue discount described in the Prospectus results in a negative amount for any period with respect to a Certificateholder (in particular, the Stripped Interests Certificateholders), the amount of original issue discount allocable to such period would be zero and such Certificateholder will be permitted to offset such negative amount only against future original issue discount (if any) attributable to such Certificates. Although the matter is not free from doubt, a Stripped Interests Certificateholder may be permitted to deduct a loss to the extent that his or her respective remaining basis in such Certificate exceeds the maximum amount of future payments to which such Certificateholder is entitled, assuming no further prepayments of the Mortgage Loans. Any such loss might be treated as a capital loss.

         Although they are unclear on the issue, in certain circumstances the OID Regulations appear to permit the holder of a debt instrument to recognize original issue discount under a method that differs from that used by the issuer. Accordingly, it is possible that the holder of a Certificate may be able to select a method for recognizing original issue discount that differs from that used by the Master Servicer in preparing reports to the Certificateholders and the IRS.

         Certain classes of the Offered Certificates may be treated for federal income tax purposes as having been issued at a premium. Whether any holder of such a class of Certificates will be treated as holding a certificate with amortizable bond premium will depend on such Certificateholder's purchase price and the distributions remaining to be made on such Certificate at the time of its acquisition by such Certificateholder. Holders of such classes of Certificates should consult their own tax advisors regarding the possibility of making an election to amortize such premium. See "Certain Federal Income Tax Consequences--REMICS--Taxation of Owners of REMIC Regular Certificates--Market Discount" and "--Premium" in the Prospectus.

         The Offered Certificates will be treated as "qualifying real property loans" under Section 593(d) of the Code, assets described in Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(5)(A) of the Code generally in the same proportion that the assets of the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under
Section 856(c)(3)(B) of the Code generally to the extent that such Offered Certificates are treated as "real estate assets" under Section 856(c)(5)(A) of the Code. Moreover, the Offered Certificates (other than the Residual Certificates) will be "qualified mortgages" within the meaning of Section 860G(a)(3) of the Code. However, prospective investors in Offered Certificates that will be generally treated as assets described in Section 860G(a)(3) of the Code should note that, notwithstanding such treatment, any repurchase of such a Certificate pursuant to the right of the Master Servicer or the Company to repurchase such Offered Certificates may adversely affect any REMIC that holds such Offered Certificates if such repurchase is made under circumstances giving rise to a Prohibited Transaction Tax. See "The Pooling and Servicing Agreement--Termination" herein and "Certain Federal Income Tax Consequences--REMICs--Characterization of Investments in REMIC Certificates" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

Special Tax Considerations Applicable to Residual Certificates

         The IRS has issued regulations under the provisions of the Code related to REMICs (the "REMIC Regulations") that significantly affect holders of Residual Certificates. The REMIC Regulations impose restrictions on the transfer or acquisition of certain residual interests, including the Residual Certificates. In addition, the REMIC Regulations contain restrictions that apply to: (i) thrift institutions holding residual interests lacking "significant value" and (ii) the transfer of "noneconomic" residual interests to United States persons. Pursuant to the Pooling and Servicing Agreement, the Residual Certificates may not be transferred to non-United States persons.

     The REMIC Regulations provide for the determination of whether a residual interest has "significant value" for purposes of applying the rules relating to "excess inclusions" with respect to residual interests. Based on the REMIC Regulations, the Residual Certificates do not have significant value and, accordingly, thrift institutions and their affiliates will be prevented from using their unrelated losses or loss carryovers to offset any excess inclusions with respect to the Residual Certificates, which will be in an amount equal to all or virtually all of the taxable income includible by holders of the Residual Certificates. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" in the Prospectus.
         The REMIC Regulations also provide that a transfer to a United States person of "noneconomic" residual interests will be disregarded for all federal income tax purposes, and that the purported transferor of "noneconomic" residual interests will continue to remain liable for any taxes due with respect to the income on such residual interests, unless "no significant purpose of the transfer was to impede the assessment or collection of tax." Based on the REMIC Regulations, the Residual Certificates may constitute noneconomic residual interests during some or all of their terms for purposes of the REMIC Regulations and, accordingly, unless no significant purpose of a transfer is to impede the assessment or collection of tax, transfers of the Residual Certificates may be disregarded and purported transferors may remain liable for any taxes due with respect to the income on the Residual Certificates. All transfers of the Residual Certificates will be subject to certain restrictions under the terms of the Pooling and Servicing Agreement that are intended to reduce the possibility of any such transfer being disregarded to the extent that the Residual Certificates constitute noneconomic residual interests. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates--Noneconomic REMIC Residual Certificates" in the Prospectus.

         The Residual Certificateholders may be required to report an amount of taxable income with respect to the earlier accrual periods of the Trust Fund's term that significantly exceeds the amount of cash distributions received by such Residual Certificateholders from the Trust Fund with respect to such periods. Furthermore, the tax on such income may exceed the cash distributions with respect to such periods. Consequently, Residual Certificateholders should have other sources of funds sufficient to pay any federal income taxes due in the earlier years of the Trust Funds' term as a result of their ownership of the Residual Certificates. In addition, the required inclusion of this amount of taxable income during the Trust Fund's earlier accrual periods and the deferral of corresponding tax losses or deductions until later accrual periods or until the ultimate sale or disposition of a Residual Certificate (or possibly later under the "wash sale" rules of Section 1091 of the Code) may cause the Residual Certificateholders' after-tax rate of return to be zero or negative even if the Residual Certificateholders' pre-tax rate of return is positive. That is, on a present value basis, the Residual Certificateholders' resulting tax liabilities could substantially exceed the sum of any tax benefits and the amount of any cash distributions on such Residual Certificates over their life.

         [[Residential Funding [insert] will be designated as the "tax matters person" with respect to the Trust Fund as defined in the REMIC Provisions (as defined in the Prospectus), and in connection therewith will be required to hold not less than 0.01% of the Residual Certificates.]

         Purchasers of the Residual Certificates are strongly advised to consult their own tax advisors as to the economic and tax consequences of investment in such Residual Certificates.

         For further information regarding the federal income tax consequences of investing in the Residual Certificates, see "Certain Yield and Prepayment Considerations--Additional Yield Considerations Applicable Solely to the
Residual Certificates" herein and "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Residual Certificates" in the Prospectus.

         [FOR TRUSTS TREATED AS GRANTOR TRUSTS]

         [Upon the issuance of the Offered Certificates [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe], counsel to the Company will deliver its opinion generally to the effect that, assuming compliance with all provisions of the Pooling and Servicing Agreement, for federal income tax purposes the Trust Fund will be classified as a grantor trust under subpart E, part I of subchapter J of the Code and not as a partnership or as an association taxable as a corporation. Accordingly, each holder of a Certificate generally will be treated as the owner of an interest in the Mortgage Loans included in the Trust Fund.

         For purposes of the following discussion, the [Class ____ and Class ____] Certificates, a Grantor Trust, which represent an undivided equitable ownership interest in the principal of the Mortgage Loans, together with interest thereon at the Applicable Pass-Through Rate, will be referred to as a "Grantor Trust Fractional Interest Certificate." The [Class ___ and Class ___] Certificates, which represent ownership of all or a portion of the difference between interest paid on the Mortgage Loans (net of Servicing Fees and any Spread) and interest paid to the holders of Grantor Trust Fractional Interest Certificates will be referred to as a "Grantor Trust Strip Certificate." A Grantor Trust Strip Certificate may also evidence a nominal ownership interest in the principal of the Mortgage Loans.

         Characterization of Investments in Grantor Trust Certificates

         Grantor Trust Fractional Interest Certificates. In the case of Grantor Trust Fractional Interest Certificates[, subject to the discussion below with respect to Buy-Down Loans], counsel to the Company will deliver an opinion upon issuance of the offered certificates that, in general, Grantor Trust Fractional Interest Certificates will represent interests in (i) "qualifying real property loans" within the meaning of Section 593(d) of the Code; (ii) "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code; (iii) "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of Section 860G(a)(3)(A) of the Code; and (iv) "real estate assets" within the meaning of
Section 856(c)(5)(A) of the Code. In addition, counsel to the Company will deliver an opinion that interest on Grantor Trust Fractional Interest Certificates will be considered "interest on obligations secured by mortgages on real property or on interests in real property" within the meaning of Section 856(c)(3)(B) of the Code.

         [The Mortgage Loans includes Buy-Down Loans. The characterization of an investment in Buy-Down Loans will depend upon the precise terms of the related Buy-Down Agreement, but to the extent that such Buy-Down Loans are secured by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. No directly applicable precedents exist with respect to the federal income tax treatment or the characterization of investments in Buy-Down Loans. Accordingly, holders of Grantor Trust Fractional Interest Certificates should consult their tax advisors with respect to the characterization of investments in Grantor Trust Fractional Interest Certificates.].

         Grantor Trust Strip Certificates. Even if Grantor Trust Strip Certificates evidence an interest in a Grantor Trust Fund consisting of Mortgage Loans that are "loans . . . secured by an interest in real property" within the meaning of Section 7701(a)(19)(C)(v) of the Code, "qualifying real property loans" within the meaning of Section 593(d) of the Code, and "real estate assets" within the meaning of Section 856(c)(5)(A) of the Code, and the interest on which is "interest on obligations secured by mortgages on real property" within the meaning of Section 856(c)(3)(B) of the Code, it is unclear whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized. The policies underlying such sections (namely, to encourage or require investments in mortgage loans by thrift institutions and real estate investment trusts), however, may suggest that such characterization is appropriate. Counsel to the Company will not deliver any opinion on these questions. Prospective purchasers to which such characterization of an investment in Grantor Trust Strip Certificates is material should consult their tax advisors regarding whether the Grantor Trust Strip Certificates, and the income therefrom, will be so characterized.

         The Grantor Trust Strip Certificates will be "obligation[s] (including any participation or certificate of beneficial ownership therein) which . . . [are] principally secured by an interest in real property" within the meaning of
Section 860G(a)(3)(A) of the Code.

         Taxation of Owners of Grantor Trust Fractional Interest Certificates

         Holders of a Grantor Trust Fractional Interest Certificates generally will be required to report on their federal income tax returns their shares of the entire income from the Mortgage Loans (including amounts used to pay reasonable servicing fees and other expenses) and will be entitled to deduct their shares of any such reasonable servicing fees and other expenses. Because of stripped interests, market or original issue discount, or premium, the amount includible in income on account of a Grantor Trust Fractional Interest Certificate may differ significantly from the amount distributable thereon representing interest on the Mortgage Loans. Under Section 67 of the Code, an individual, estate or trust holding a Grantor Trust Fractional Interest Certificate directly or through certain pass-through entities will be allowed a deduction for such reasonable servicing fees and expenses only to the extent that the aggregate of such holder's miscellaneous itemized deductions exceeds two percent of such holder's adjusted gross income. In addition, Section 68 of the Code provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a specified amount will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over such amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income reportable by holders of Grantor Trust Fractional Interest Certificates who are subject to the limitations of either Section 67 or
Section 68 of the Code may be substantial. In addition, Certificateholders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holder's alternative minimum taxable income. [If multiple classes of Grantor Trust Certificates] [Although it is not entirely clear, it appears that such fees and expenses should be allocated among the classes of Grantor Trust Certificates using a method that recognizes that each such class benefits from the related services. In the absence of statutory or administrative clarification as to the method to be used, it currently is intended to base information returns or reports to the Internal Revenue Service (the "IRS") and Certificateholders on a method that allocates such expenses among classes of Grantor Trust Certificates with respect to each period based on the distributions made to each such class during that period.]

         [The IRS has ruled that an unreasonably high servicing fee retained by a seller or servicer will be treated as a retained ownership interest in mortgages that constitutes a stripped coupon. For purposes of determining what constitutes reasonable servicing fees for various types of mortgages the IRS has established certain "safe harbors." The servicing fees paid with respect to the Mortgage Loans are higher than the "safe harbors" and, accordingly, may not constitute reasonable servicing compensation. [Information regarding servicing fees paid to the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer or their respective affiliates necessary to determine whether the preceding "safe harbor" rules apply].

         [If Certificates subject to the "stripped bond" rules of Section 1286 of the Code.] [Each Grantor Trust Fractional Interest Certificate will be treated as having been issued with "original issue discount" within the meaning of Section 1273(a) of the Code, subject, however, to the discussion below regarding the treatment of certain stripped bonds as market discount bonds and the discussion regarding de minimis market discount. See "Market Discount" below. Under the stripped bond rules, the holder of a Grantor Trust Fractional Interest Certificate (whether a cash or accrual method taxpayer) will be required to report interest income from its Grantor Trust Fractional Interest Certificate for each month in an amount equal to the income that accrues on such Certificate in that month calculated under a constant yield method, in accordance with the rules of the Code relating to original issue discount.

         Application of Strip Bond Rules. The original issue discount on a Grantor Trust Fractional Interest Certificate will be the excess of such Certificate's stated redemption price over its issue price. The issue price of a Grantor Trust Fractional Interest Certificate as to any purchaser will be equal to the price paid by such purchaser for the Grantor Trust Fractional Interest Certificate. The stated redemption price of a Grantor Trust Fractional Interest Certificate will be the sum of all payments to be made on such Certificate, as well as such Certificate's share of reasonable servicing fees and other expenses[, other than payments of fixed interest payable periodically (not less than annually)]. In general, the amount of such income that accrues in any month would equal the product of such holder's adjusted basis in such Grantor Trust Fractional Interest Certificate at the beginning of such month (see "Sales of Grantor Trust Certificates") and the yield of such Grantor Trust Fractional Interest Certificate to such holder. Such yield would be computed at the rate (assuming compounding based on the regular interval between payment dates) that, if used to discount the holder's share of future payments on the Mortgage Loans, would cause the present value of those future payments to equal the price at which the holder purchased such Certificate.
In computing yield under the stripped bond rules, a Certificateholder's share of future payments on the Mortgage Loans will not include any payments made in respect of any ownership interest in the Mortgage Loans retained by the Company, the Master Servicer, the Certificate Administrator, any Servicer, any Sub-Servicer or their respective affiliates, but will include such Certificateholder's share of any reasonable servicing fees and other expenses.

         Section 1272(a)(6) of the Code requires (i) the use of a reasonable prepayment assumption in accruing original issue discount and (ii) adjustments in the accrual of original issue discount when prepayments do not conform to the prepayment assumption with respect to certain categories of debt instruments, and regulations could be adopted applying those provisions to the Grantor Trust Fractional Interest Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Fractional Interest Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Fractional Interest Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Fractional Interest Certificate by that holder. Certificateholders are advised to consult their tax advisors concerning reporting original issue discount in general and, in particular, whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates.

         In the case of a Grantor Trust Fractional Interest Certificate acquired at a price equal to the principal amount of the Mortgage Loans allocable to such Certificate, the use of a prepayment assumption would not ordinarily have any significant effect on the yield used in calculating accruals of interest income. In the case, however, of a Grantor Trust Fractional Interest Certificate acquired at a discount or premium (that is, at a price less than or greater than such principal amount, respectively), the use of a prepayment assumption would increase or decrease such yield, and thus accelerate or decelerate, respectively, the reporting of income.

         If a prepayment assumption is not used, then when an item of Mortgage Loans prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a discount or a premium generally will recognize ordinary income or loss equal to the difference between the portion of the prepaid principal amount of the item of Mortgage Loans that is allocable to such Certificate and the portion of the adjusted basis of such Certificate that is allocable to such Certificateholder's interest in the Mortgage Loans. If a prepayment assumption is used, it appears that no separate item of income or loss should be recognized upon a prepayment. Instead, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences --Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.
         In the absence of statutory or administrative clarification, it is currently intended to base information reports or returns to the IRS and Certificateholders in transactions subject to the stripped bond rules on a prepayment assumption (the "Prepayment Assumption") that will be disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Company, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to such Prepayment Assumption or any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price.

         Under Treasury regulation Section 1.1286-1T, certain stripped bonds are to be treated as market discount bonds and, accordingly, any purchaser of such a bond is to account for any discount on the bond as market discount rather than original issue discount. This treatment only applies, however, if immediately after the most recent disposition of the bond by a person stripping one or more coupons from the bond and disposing of the bond or coupon (i) there is no original issue discount (or only a de minimis amount of original issue discount) or (ii) the annual stated rate of interest payable on the original bond is no more than one percentage point lower than the gross interest rate payable on the original mortgage loan (before subtracting any servicing fee or any stripped coupon). [Specify if interest payable on a Grantor Trust Fractional Interest Certificate is more than one percentage point lower than the gross interest rate payable on the Mortgage Loans disclose that fact.] If the original issue discount or market discount on a Grantor Trust Fractional Interest Certificate determined under the stripped bond rules is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans, then such original issue discount or market discount will be considered to be de minimis. Original issue discount or market discount of only a de minimis amount will be included in income in the same manner as de minimis original issue and market discount described in "If Stripped Bond Rules Do Not Apply" and "Market Discount."]

         [If Stripped Bond Rules Do Not Apply. Subject to the discussion below on original issue discount, [if the stripped bond rules do not apply to a Grantor Trust Fractional Interest Certificate,] the Certificateholder will be required to report its share of the interest income on the Mortgage Loans in accordance with such Certificateholder's normal method of accounting. The original issue discount rules will apply to a Grantor Trust Fractional Interest Certificate to the extent it evidences an interest in Mortgage Loans issued with original issue discount.

     The original issue discount, if any, on the Mortgage Loans will equal the difference between the stated redemption price of such Mortgage Loans and its issue price. Under the OID Regulations, the stated redemption price is equal to the total of all payments to be made on such Mortgage Loans other than "qualified stated interest." "Qualified stated interest" includes interest that is unconditionally payable at least annually at a single fixed rate, or at a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates" or one "qualified inverse floating rate," or a combination of "qualified floating rates" that generally does not operate in a manner that accelerates or defers interest payments on such Mortgage Loans. In general, the issue price of a Mortgage Loan will be the amount received by the borrower from the lender under the terms of the Mortgage Loan, less any "points" paid by the borrower, and the stated redemption price of a Mortgage Loan will equal its principal amount, unless the Mortgage Loan provides for an initial below-market rate of interest or the acceleration or the deferral of interest payments.
         [Describe the manner in which such rules will be applied with respect to those Mortgage Loans by the Trustee in preparing information returns to the Certificateholders and the IRS.]

         Notwithstanding the general definition of original issue discount, original issue discount will be considered to be de minimis if such original issue discount is less than 0.25% of the stated redemption price multiplied by the weighted average maturity of the Mortgage Loans. For this purpose, the weighted average maturity of the Mortgage Loans will be computed as the sum of the amounts determined, as to each payment included in the stated redemption price of such Mortgage Loans, by multiplying (i) the number of complete years (rounding down for partial years) from the issue date until such payment is expected to be made by (ii) a fraction, the numerator of which is the amount of the payment and the denominator of which is the stated redemption price of the Mortgage Loans. Under the OID Regulations, original issue discount of only a de minimis amount (other than de minimis original issue discount attributable to a so-called "teaser" rate or initial interest holiday) will be included in income as each payment of stated principal is made, based on the product of the total amount of such de minimis original issue discount and a fraction, the numerator of which is the amount of each such payment and the denominator of which is the outstanding stated principal amount of the Mortgage Loans. The OID Regulations also permit a Certificateholder to elect to accrue de minimis original issue discount into income currently based on a constant yield method. See "Market Discount" below.

         If original issue discount is in excess of a de minimis amount, all original issue discount with respect to the Mortgage Loans will be required to be accrued and reported in income each month, based on a constant yield. The OID Regulations suggest that no prepayment assumption is appropriate in computing the yield on prepayable obligations issued with original issue discount. In the absence of statutory or administrative clarification, it currently is not intended to base information reports or returns to the IRS and Certificateholders on the use of a prepayment assumption in transactions not subject to the stripped bond rules. Section 1272(a)(6) of the Code, however, may require that a prepayment assumption be used in computing yield with respect to all mortgage-backed securities. Certificateholders are advised to consult their tax advisors concerning whether a prepayment assumption should be used in reporting original issue discount with respect to Grantor Trust Fractional Interest Certificates. [Describe manner by which the original issue discount rules will apply to Mortgage Loans in such series.]

         A purchaser of a Grantor Trust Fractional Interest Certificate that purchases such Grantor Trust Fractional Interest Certificate at a cost less than such Certificate's allocable portion of the aggregate remaining stated redemption price of the Mortgage Loans will also be required to include in gross income such Certificate's daily portions of any original issue discount with respect to such
Mortgage Loans. However, each such daily portion will be reduced, if the cost of such Grantor Trust Fractional Interest Certificate to such purchaser is in excess of such Certificate's allocable portion of the aggregate "adjusted issue prices" of the Mortgage Loans, approximately in proportion to the ratio such excess bears to such Certificate's allocable portion of the aggregate original issue discount remaining to be accrued on the Mortgage Loans. The adjusted issue price of an item of Mortgage Loans on any given day equals the sum of (i) the adjusted issue price (or, in the case of the first accrual period, the issue price) of such item of Mortgage Loans at the beginning of the accrual period that includes such day and (ii) the daily portions of original issue discount for all days during such accrual period prior to such day. The adjusted issue price of an item of Mortgage Loans at the beginning of any accrual period will equal the issue price of such Mortgage Loans, increased by the aggregate amount of original issue discount with respect to such Mortgage Loans that accrued in prior accrual periods, and reduced by the amount of any payments made on such Mortgage Loans in prior accrual periods of amounts included in its stated redemption price.

         The Master Servicer will provide to any holder of a Grantor Trust Fractional Interest Certificate such information as such holder may reasonably request from time to time with respect to original issue discount accruing on Grantor Trust Fractional Interest Certificates. Such requests may be directed to [Residential Funding] [principal executive office]. [See "Residential Funding Corporation" in the Prospectus.] See "Grantor Trust Reporting" below.]

         Market Discount. If the stripped bond rules do not apply to the Grantor Trust Fractional Interest Certificate, a Certificateholder may be subject to the market discount rules of Sections 1276 through 1278 of the Code to the extent an interest in Mortgage Loans is considered to have been purchased at a "market discount," that is, in the case of Mortgage Loans issued without original issue discount, at a purchase price less than its remaining stated redemption price (as defined above), or in the case of Mortgage Loans issued with original issue discount, at a purchase price less than its adjusted issue price (as defined above). If market discount is in excess of a de minimis amount (as described below), the holder generally will be required to include in income in each month the amount of such discount that has accrued (under the rules described in the next paragraph) through such month that has not previously been included in income, but limited, in the case of the portion of such discount that is allocable to any Mortgage Loans, to the payment of stated redemption price on such Mortgage Loans that is received by (or, in the case of accrual basis Certificateholders, due to) the Trust Fund in that month. A Certificateholder may elect to include market discount in income currently as it accrues (under a constant yield method based on the yield of the Certificate to such holder) rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder during or after the first taxable year to which such election applies. In addition, the OID Regulations would permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were made with respect to Mortgage Loans with market discount, the Certificateholder would be deemed to have made an election to include market discount in income currently with respect to all other debt instruments having market discount that such Certificateholder acquires during the taxable year of the election and thereafter, and possibly previously acquired instruments. Similarly, a Certificateholder that made this election for a
Certificate acquired at a premium would be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "Certain Federal Income Tax Consequences--Taxation of Owners of REMIC Regular Certificates--Premium" in the Prospectus. Each of these elections to accrue interest, discount and premium with respect to a Certificate on a constant yield method or as interest is irrevocable.

         Section 1276(b)(3) of the Code specifically authorizes the Treasury Department to issue regulations providing for the method for accruing market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury Department, certain rules described in the Conference Committee Report (the "Committee Report") accompanying the Tax Reform Act of 1986 will apply. Under those rules, in each accrual period market discount on the Mortgage Loans should accrue, at the Certificateholder's option: (i) on the basis of a constant yield method, (ii) in the case of Mortgage Loans issued without original issue discount, in an amount that bears the same ratio to the total remaining market discount as the stated interest paid in the accrual period bears to the total stated interest remaining to be paid on the Mortgage Loans as of the beginning of the accrual period, or (iii) in the case of Mortgage Loans issued with original issue discount, in an amount that bears the same ratio to the total remaining market discount as the original issue discount accrued in the accrual period bears to the total original issue discount remaining at the beginning of the accrual period. The prepayment assumption, if any, used in calculating the accrual of original issue discount is to be used in calculating the accrual of market discount. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. Because the regulations referred to in this paragraph have not been issued, it is not possible to predict what effect such regulations might have on the tax treatment of a Mortgage Loans purchased at a discount in the secondary market.

         Since the Mortgage Loans will provide for periodic payments of stated redemption price, such discount may be required to be included in income at a rate that is not significantly slower than the rate at which such discount would be included in income if it were original issue discount.

         Market discount with respect to Mortgage Loans generally will be considered to be de minimis if it is not greater than or equal to 0.25% of the stated redemption price of the Mortgage Loans multiplied by the number of complete years to maturity remaining after the date of its purchase. In interpreting a similar rule with respect to original issue discount on obligations payable in installments, the OID Regulations refer to the weighted average maturity of obligations, and it is likely that the same rule will be applied with respect to market discount, presumably taking into account the prepayment assumption used, if any. The effect of using a prepayment assumption could be to accelerate the reporting of such discount income. If market discount is treated as de minimis under the foregoing rule, it appears that actual discount would be treated [in a manner similar to original issue discount of a de minimis amount. See "If Stripped Bond Rules Do Not Apply."]

         Further, under the rules described in "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Regular Certificates--Market Discount" in the Prospectus, any discount that is not original issue discount and exceeds a de minimis amount may require the deferral of interest expense deductions attributable to accrued market discount not yet includible in income, unless an election has been made to report market discount currently as it accrues.

         Premium. If a Certificateholder is treated as acquiring the underlying Mortgage Loans at a premium, that is, at a price in excess of their remaining stated redemption price, such Certificateholder may elect under Section 171 of the Code to amortize such premium using a constant yield method. Amortizable premium is treated as an offset to interest income on the related Mortgage Loans rather than as a separate interest deduction. Premium allocable to Mortgage Loans for which an amortization election is not made should be allocated among the payments on the Mortgage Loans representing stated redemption price and be allowed as an ordinary deduction as such payments are made (or, for a Certificateholder using the accrual method of accounting, when such payments are due).

         It is unclear whether a prepayment assumption should be used in computing amortization of premium allowable under Section 171 of the Code. If premium is not subject to amortization using a prepayment assumption and an item of Mortgage Loans prepays in full, the holder of a Grantor Trust Fractional Interest Certificate acquired at a premium should recognize a loss, equal to the difference between the portion of the prepaid principal amount of the Mortgage Loans that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to the Mortgage Loans. If a prepayment assumption is used to amortize such premium, it appears that such a loss would be unavailable. Instead, if a prepayment assumption is used, a prepayment should be treated as a partial payment of the stated redemption price of the Grantor Trust Fractional Interest Certificate and accounted for under a method similar to that described for taking account of original issue discount on REMIC Regular Certificates. See "Certain Federal Income Tax Consequences -- Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus. It is unclear what other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         Taxation of Owners of Grantor Trust Strip Certificates

         The "stripped coupon" rules of Section 1286 of the Code will apply to the Grantor Trust Strip Certificates. Except as described above in "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply," no regulations or published rulings under Section 1286 of the Code have been issued and some uncertainty exists as to how it will be applied to securities such as the Grantor Trust Strip Certificates. Accordingly, holders of Grantor Trust Strip Certificates should consult their tax advisors concerning the method to be used in reporting income or loss with respect to such Certificates.

         The OID Regulations do not apply to "stripped coupons," although they provide general guidance as to how the original issue discount sections of the Code will be applied. In addition, the discussion below is subject to the discussion under "Possible Application of Proposed Contingent Payment Rules" below, and assumes that the holder of a Grantor Trust Strip Certificate will not own any Grantor Trust Fractional Interest Certificates.

         Under the stripped coupon rules, it appears that original issue discount will be required to be accrued in each month on the Grantor Trust Strip Certificates based on a constant yield method. In effect, each holder of Grantor Trust Strip Certificates would include as interest income in each month an amount equal to the product of such holder's adjusted basis in such Grantor Trust Strip Certificate at the beginning of such month and the yield of such Grantor Trust Strip Certificate to such holder. Such yield would be calculated based on the price paid for that Grantor Trust Strip Certificate by its holder and the payments remaining to be made thereon at the time of the purchase, plus an allocable portion of the servicing fees and expenses to be paid with respect to the Mortgage Loans. See "Taxation of Owners of Grantor Trust Fractional Interest Certificates--If Stripped Bond Rules Apply" above.

         As noted above, Section 1272(a)(6) of the Code requires that a prepayment assumption be used in computing the accrual of original issue discount with respect to certain categories of debt instruments, and that adjustments be made in the amount and rate of accrual of such discount when prepayments do not conform to such prepayment assumption. Regulations could be adopted applying those provisions to the Grantor Trust Strip Certificates. It is unclear whether those provisions would be applicable to the Grantor Trust Strip Certificates or whether use of a prepayment assumption may be required or permitted in the absence of such regulations. It is also uncertain, if a prepayment assumption is used, whether the assumed prepayment rate would be determined based on conditions at the time of the first sale of the Grantor Trust Strip Certificate or, with respect to any subsequent holder, at the time of purchase of the Grantor Trust Strip Certificate by that holder.

         The accrual of income on the Grantor Trust Strip Certificates will be significantly slower if a prepayment assumption is permitted to be made than if yield is computed assuming no prepayments. In the absence of statutory or administrative clarification, it currently is intended to base information returns or reports to the IRS and Certificateholders on the Prepayment Assumption disclosed in the related Prospectus Supplement and on a constant yield computed using a representative initial offering price for each class of Certificates. However, neither the Company, the Master Servicer nor the Certificate Administrator will make any representation that the Mortgage Loans will in fact prepay at a rate conforming to the Prepayment Assumption or at any other rate and Certificateholders should bear in mind that the use of a representative initial offering price will mean that such information returns or reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders of each series who bought at that price. Prospective purchasers of the Grantor Trust Strip Certificates should consult their tax advisors regarding the use of the Prepayment Assumption.

         It is unclear under what circumstances, if any, the prepayment of an item of Mortgage Loans will give rise to a loss to the holder of a Grantor Trust Strip Certificate. If a Grantor Trust Strip Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Strip Certificate, it appears that no loss may be available as a result of any particular prepayment unless prepayments occur at a rate faster than the Prepayment Assumption. However, if a Grantor
Trust Strip Certificate is treated as an interest in discrete Mortgage Loans, or if the Prepayment Assumption is not used, then when an item of Mortgage Loans is prepaid, the holder of a Grantor Trust Strip Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of the Grantor Trust Strip Certificate that is allocable to such Mortgage Loans.

         Possible Application of Proposed Contingent Payment Rules

         The coupon stripping rules' general treatment of stripped coupons is to regard them as newly issued debt instruments in the hands of each purchaser. To the extent that payments on the Grantor Trust Strip Certificates would cease if the Mortgage Loans were prepaid in full, the Grantor Trust Strip Certificates could be considered to be debt instruments providing for contingent payments. Under the OID Regulations, debt instruments providing for contingent payments are not subject to the same rules as debt instruments providing for noncontingent payments, but no final regulations have been promulgated with respect to contingent payment debt instruments. Proposed regulations were promulgated in 1986 regarding contingent payment debt instruments, but have not been made final and are likely to be substantially revised before being made final. Moreover, like the OID Regulations, such proposed regulations do not specifically address securities, such as the Grantor Trust Strip Certificates, that are subject to the stripped bond rules of Section 1286 of the Code.

         If the contingent payment rules under the regulations proposed in 1986 were to apply, the holder of a Grantor Trust Strip Certificate would be required to include as interest income in each month a portion of the periodic payment (the "Accrued Periodic Payment") due on the Grantor Trust Strip Certificate. That portion (the "Periodic Income Amount") would equal the product of (i) the adjusted issue price of the Grantor Trust Strip Certificate at the beginning of the period and (ii) a specified yield (as further described below). The excess of the Accrued Periodic Payment over the Periodic Income Amount first would reduce the adjusted issue price of the Grantor Trust Strip Certificate and, to that extent, would be treated as a return of capital and not as interest income; after the adjusted issue price had been reduced to zero, the entire Accrued Periodic Payment would be treated as interest income.

         The specified yield referred to in clause (ii) above would equal the "applicable federal rate" (expressed as a monthly rate) in effect at the time of purchase of the Grantor Trust Strip Certificate by that holder, which rate is computed monthly by the IRS. It is unclear whether a prepayment assumption should be made in determining which Treasury securities (short-term, mid-term or long-term) should be used to determine the "applicable federal rate" for this purpose.

         Income accrual with respect to a Grantor Trust Strip Certificate will generally be slower if the foregoing contingent payment rules apply than if they do not. However, as noted above, there is substantial doubt that the contingent payment rules of the proposed regulations in their current form will be permitted to be applied to instruments such as the Grantor Trust Strip Certificates and revised contingent payment regulations are expected to be proposed. Certificateholders should consult their tax advisors concerning the possible application of the contingent payment rules to the Grantor Trust Strip Certificates.]

         Sales of Grantor Trust Certificates

         Except as described below, any gain or loss recognized on the sale of a Grantor Trust Certificate generally will be capital gain or loss, and will be equal to the difference between the amount realized on the sale of a Grantor Trust Certificate and its adjusted basis. The adjusted basis of a Grantor Trust Certificate generally will equal its cost, increased by any income (including original issue discount and market discount income) recognized by the seller and reduced (but not below zero) by any previously reported losses, amortized premium and distributions with respect to such Grantor Trust Certificate. The Code currently provides for a top marginal tax rate applicable to ordinary income of individuals of 39.6% while maintaining a maximum marginal rate for the long-term capital gains of individuals of 28%. No such rate differential exists for corporations. In addition, the distinction between a capital gain or loss and ordinary income or loss remains relevant for other purposes.

         Gain or loss from the sale of a Grantor Trust Certificate may be partially or wholly ordinary and not capital in certain circumstances. Gain attributable to accrued and unrecognized market discount will be treated as ordinary income, as will gain or loss recognized by banks and other financial institutions subject to Section 582(c) of the Code. Furthermore, a portion of any gain that might otherwise be capital gain may be treated as ordinary income to the extent that the Grantor Trust Certificate is held as part of a
"conversion transaction" within the meaning of Section 1258 of the Code. A conversion transaction generally is one in which the taxpayer has taken two or more positions in Certificates or similar property that reduce or eliminate market risk, if substantially all of the taxpayer's return is attributable to the time value of the taxpayer's net investment in such transaction. The amount of gain realized in a conversion transaction that is recharacterized as ordinary income generally will not exceed the amount of interest that would have accrued on the taxpayer's net investment at 120% of the appropriate "applicable federal rate" (which rate is computed and published monthly by the IRS) at the time the taxpayer enters into the conversion transaction, subject to appropriate reduction for prior inclusion of interest and other ordinary income items from the transaction. Finally, a taxpayer may elect to have net capital gain taxed at ordinary income rates rather than capital gains rates in order to include such net capital gain in total net investment income for that taxable year, for purposes of the limitation on the deduction of interest on indebtedness incurred to purchase or carry property held for investment to a taxpayer's net investment income.

         Grantor Trust Reporting

         The Trustee will furnish to each holder of a Grantor Trust Certificate with each distribution a statement setting forth the amount of such distribution allocable to principal on the underlying Mortgage Loans and to interest thereon at the related Pass-Through Rate. In addition, within a reasonable time after the end of each calendar year, based on information provided by the Master Servicer or the Certificate Administrator, as applicable, the Trustee will furnish to each Certificateholder during such year such customary factual information as the Trustee deems necessary or desirable to enable holders of Grantor Trust Certificates to prepare their tax returns and will furnish comparable information to the IRS as and when required by law to do so. Because the rules for accruing discount and amortizing premium with respect to the Grantor Trust Certificates are uncertain in various respects, there is no assurance the IRS will agree with the Trustee's information reports of such items of income and expense. Moreover, such information reports, even if otherwise accepted as accurate by the IRS, will in any event be accurate only as to the initial Certificateholders who bought their Certificates at the representative initial offering price used in preparing such reports.

         Backup Withholding

         In general, the rules described in "Certain Federal Income Tax Consequences -- Backup Withholding with Respect to REMIC Certificates" in the Prospectus will also apply to Grantor Trust Certificates.

         Foreign Investors

         In general, the discussion with respect to REMIC Regular Certificates in "Certain Federal Income Tax Consequences -- Foreign Investors in REMIC Certificates" in the Prospectus applies to Grantor Trust Certificates.

         To the extent that interest on a Grantor Trust Certificate would be exempt under Sections 871(h)(1) and 881(c) of the Code from United States withholding tax, and the Grantor Trust Certificate is not held in connection with a Certificateholder's trade or business in the United States, such Grantor Trust Certificate will not be subject to United States estate taxes in the estate of a non-resident alien individual.]


                                                 ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other plan or arrangement subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code (a "Plan") or any insurance company (whether through its general or separate accounts) or other person investing "plan assets" of any Plan should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or Section 4975 of the Code. It is not clear whether the exemptive relief afforded by the Exemption, as described under "ERISA Considerations--Prohibited Transaction Exemptions" in the Prospectus, will apply to the purchase, sale or holding of the Residual Certificates. The purchase or holding of the Senior Certificates (other than the Residual Certificates) by, on behalf of or with "plan assets" of a Plan may qualify for exemptive relief under the Exemption; however the Exemption contains a number of conditions including the requirement that any such Plan must be an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. In addition, because the Class M Certificates will not qualify, and because it is not clear that the Residual Certificates will qualify, for exemptive relief under the Exemption or PTE 83-1, purchases of such Certificates by, on behalf of or with "plan assets" of any Plan will not be registered unless the transferee provides an opinion of counsel satisfactory to the Master Servicer, the Company and the Trustee that the purchase of any such Certificate by, or on behalf of or with "plan assets" of any Plan is permissible under applicable law, will not result in any non-exempt prohibited transaction under ERISA or Section 4975 of the Code and will not subject the Master Servicer, the Company or the Trustee to any obligation in addition to those undertaken in the Pooling and Servicing Agreement. See "ERISA Considerations" in the Prospectus.


                                               LEGAL INVESTMENT MATTERS

         The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA because the Mortgage Pool includes Mortgage Loans that are secured by subordinate liens on the related Mortgaged Properties. Institutions whose investment activities are subject to legal investment laws and regulations or to review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Certificates are subject to restrictions on investment, capital requirements or otherwise. See "Legal Investment Matters" in the Prospectus.


                                                METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in the underwriting agreement dated [_______ __, 199_], (the "Underwriting Agreement") the Underwriter has agreed to purchase, and the Company has agreed to sell to the Underwriter, each class of the Offered Certificates [except that a de minimis portion of the Residual Certificates will be retained by Residential Funding and such portion is not offered hereby].

         The Underwriting Agreement provides that the obligation of the Underwriter to pay for and accept delivery of the Offered Certificates is subject to, among other things, the receipt of certain legal opinions and to the conditions, among others, that no stop order suspending the effectiveness of the Company's Registration Statement shall be in effect, and that no proceedings for such purpose shall be pending before or threatened by the Securities and Exchange Commission.

         The distribution of the Offered Certificates by the Underwriter may be effected, from time to time, in one or more negotiated transactions, or otherwise, at varying prices to be determined at the time of sale. Proceeds to the Company from the sale of the Offered Certificates, before deducting expenses payable by the Company, will be [______]% of the aggregate Certificate Principal Balance of the Offered Certificates plus accrued interest thereon from the Cut-off Date. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter for whom they act as agent. In connection with the sale of the Offered Certificates, the Underwriter may be deemed to have received compensation from the Company in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters and any profit on the resale of the Offered Certificates positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         [The Principal Only Certificates, Stripped Interests Certificates, Residual Certificates and Class M Certificates may be offered by the Company from time to time to the public, either directly or through an underwriter or agent, in negotiated transactions or otherwise at varying prices to be determined at the time of sale[, except that a de minimis portion of the Residual Certificate will be held by Residential Funding and such portion is not offered hereby]. [Proceeds to the Company from the sale of the Principal Only Certificates, Stripped Interest Certificates, Residual Certificates or Class M Certificates will be equal to the purchase price paid by the purchaser thereof, net of any expenses payable by the Company and any compensation payable to any underwriter or agent.]

         The Underwriting Agreement provides that the Company will indemnify the Underwriter, and under limited circumstances the Underwriter will indemnify the Company, against certain civil liabilities under the Securities Act of 1933 or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Offered Certificates will develop or, if it does develop, that it will continue. The primary source of information available to investors concerning the Offered Certificates will be the monthly statements discussed in the Prospectus under "Description of the Certificates--Reports to Certificateholders," which will include information as to the outstanding principal balance of the Offered Certificates and the status of the applicable form of credit enhancement. There can be no assurance that any additional information regarding the Offered Certificates will be available through any other source. In addition, the Company is not aware of any source through which price information about the Offered Certificates will be generally available on an ongoing basis. The limited nature of such information regarding the Offered Certificates may adversely affect the liquidity of the Offered Certificates, even if a secondary market for the Offered Certificates becomes available.


                                                    LEGAL OPINIONS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Company by [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe], New York, New York and for the Underwriter by [______________________________]. Certain federal income tax matters will be passed upon for the Company by [Thacher Proffitt & Wood] [Orrick, Herrington & Sutcliffe].


                                                        RATINGS

         It is a condition to the issuance of the Senior Certificates and the Class M Certificates that they be rated not lower than "[___]" and "[___]", respectively by [____________________________ ("_______")] and "[___]" and
"[___]", respectively, by [________________________ ("_______")].
         [[Standard & Poor's Rating Group] ratings on pass-through certificates address the likelihood of the receipt by Certificateholders of payments required under the Pooling and Servicing Agreement. [Standard & Poor's Rating Group] ratings take into consideration the credit quality of the Mortgage Pool, structural and legal aspects associated with the Certificates, and the extent to which the payment stream in the Mortgage Pool is adequate to make payments required under the

Certificates. [Standard & Poor's Rating Group] rating on the Certificates does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein.] [The "r" of the "AAAr" rating of the Class [__] Certificates by [Standard & Poor's Rating Group] is attached to highlight derivative, hybrid, and certain other obligations that [Standard & Poor's Rating Group] believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.]

         [The ratings assigned by [Fitch Investors Service, L.P.] on pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. The rating process addresses the structural and legal aspects associated with the Certificates, including the nature of the underlying mortgage loans. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield.]

         [The ratings assigned by [Moody's Investors Service, Inc.] to the pass-through certificates [also] address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. [Moody's Investors Service Inc.] ratings on pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments differ from that originally anticipated. The ratings assigned to pass-through certificates do not represent any assessment of the likelihood or rate of principal prepayments. The rating does not address the possibility that Certificateholders might suffer a lower than anticipated yield or that rapid rates of principal prepayments could result in a failure of the holders of the Stripped Interests Certificates to fully recover their initial investment.]

         [The ratings assigned by [Duff & Phelps Credit Rating Co.] to mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled under the transaction structure. [Duff & Phelps's Credit Rating Co.] ratings reflect its analysis of the riskiness of the Mortgage Loans and its analysis of the structure of the transaction set forth in the operative documents. [Duff & Phelps's Credit Rating Co.] ratings do not address the effect on the Certificates' yield attributable to prepayments or recoveries on the underlying mortgages. Further, in the case of the Stripped Interests Certificates, the ratings do not address whether investors will recoup their initial investments.]

         The Company has not requested a rating on the Offered Certificates by any rating agency other than [__________] and [__________]. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates by [_________] and
[----------].

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. The rating of the Stripped Interests Certificates does not address the possibility that the holders of such Certificates may fail to fully recover their initial investment. In the event that the rating initially assigned to the Offered Certificates is subsequently lowered for any reason, no person or entity is obligated to provide any
additional   support  or  credit   enhancement   with  respect  to  the  Offered
Certificates.

[NY01B:335715.1]  16069-00377  05/29/97 10:13am
                                                         S-10

         No dealer, salesman or other person has been authorized to give any information or to make any representations not contained in this Prospectus Supplement and the Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Company or by the Underwriter. This Prospectus Supplement and the Prospectus do not constitute an offer to sell, or a solicitation of an offer to buy, the securities offered hereby to anyone in any jurisdiction in which the person making such offer or solicitation is not qualified to do so or to anyone to whom it is unlawful to make any such offer or solicitation. Neither the delivery of this Prospectus Supplement and the Prospectus nor any sale made hereunder shall, under any circumstances, create an implication that information herein or therein is correct as of any time since the date of this Prospectus Supplement or the Prospectus.

                                              TABLE OF CONTENTS
                                            Prospectus Supplement      Page


         SUMMARY...........................................................S-4

         RISK FACTORS.....................................................S-23
         Risk Factors with Respect to Second Liens........................S-23

         DESCRIPTION OF THE MORTGAGE POOL.................................S-23
         General  ........................................................S-23
         Mortgage Pool Characteristics....................................S-27
         Payments on the Mortgage Loans...................................S-34
         Representations and Warranties...................................S-34
         Underwriting Standards...........................................S-35
         Delinquency and Foreclosure Experience...........................S-35

         DESCRIPTION OF THE OFFERED CERTIFICATES..........................S-35
         General  ........................................................S-35
         Available Distribution Amount....................................S-35
         Interest Distributions...........................................S-36
         Principal Distributions on the Senior Certificates...............S-39
         Principal Distributions on the Class M Certificates..............S-48
         Allocation of Losses; Subordination..............................S-51
         Advances ........................................................S-54

         CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS......................S-55
         General  ........................................................S-55
         Modeling Assumptions.............................................S-59
         Principal Only Certificate and Stripped Interests
                  Certificate Yield Considerations........................S-62
         Additional Yield Considerations Applicable Solely
                  to the Residual Certificates............................S-64

         POOLING AND SERVICING AGREEMENT..................................S-64
         General  ........................................................S-64
         The Master Servicer..............................................S-65
         Servicing and Other Compensation and Payment of
                  Expenses................................................S-65
         Voting Rights....................................................S-65
         Termination......................................................S-66
          CERTAIN FEDERAL INCOME TAX CONSEQUENCES.......................S-66
         Special Tax Considerations Applicable to Residual
                  Certificates..........................................S-68
         Characterization of Investments in Grantor Trust
                  Certificates..........................................S-70
         Taxation of Owners of Grantor Trust Fractional
                  Interest Certificates.................................S-71
         Taxation of Owners of Grantor Trust Strip
                  Certificates..........................................S-78
         Possible Application of Proposed Contingent
                  Payment Rules.........................................S-80
         Sales of Grantor Trust Certificates............................S-81
         Grantor Trust Reporting........................................S-81
         Backup Withholding.............................................S-82
         Foreign Investors..............................................S-82

         ERISA CONSIDERATIONS...........................................S-82

         LEGAL INVESTMENT MATTERS.......................................S-83

         METHOD OF DISTRIBUTION.........................................S-83

         LEGAL OPINIONS.................................................S-84

         RATINGS........................................................S-84


Residential Funding Mortgage
Securities II, Inc.




Home Equity Loan Pass-Through Certificates,
Series 199_-___




Class A-1 Certificates                                  ____%    $
Class A-2 Certificates                                  ____%    $
Class A-4 Certificates                                    0%     $
Class A-5 Certificates                                  Variable Rate$
Class M Certificates                                    ____%    $






PROSPECTUS SUPPLEMENT





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[NY01B:335715.1]  16069-00377  05/29/97 10:13am
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